UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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☐	Soliciting Material Under §240.14a-12

CAMBER ENERGY, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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1415 Louisiana, Suite 3500

Houston, Texas 77002

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held On _____ [ ], 2020

Dear Stockholders:

Camber Energy, Inc. (“we”, “us” or the “Company”) cordially invites you to attend a special meeting of stockholders. The meeting will be held on ________ [   ], 2020, at 10:00 a.m. (Houston time), at 1415 Louisiana, Suite 3500, Houston, Texas 77002. At the meeting we will be considering and voting on the following matters:

1.             To approve the filing of an amendment to the Company’s Articles of Incorporation to increase the number of our authorized shares of common stock from 5,000,000 to 25,000,000;

2.             To approve the issuance of such number of shares of common stock exceeding 19.99% of our outstanding common stock, issuable upon conversion of the 525 shares of Series C Redeemable Convertible Preferred Stock (“Series C Preferred Stock”), including shares issuable for dividends and conversion premiums thereon sold and agreed to be sold, pursuant to that certain Stock Purchase Agreement entered into with an institutional investor on February 3, 2020 (the “February 2020 Stock Purchase Agreement”), and to approve the terms of such February 2020 Stock Purchase Agreement; and

3.             To consider and vote upon a Proposal to authorize our Board, in its discretion, to adjourn the Special Meeting to another place, or a later date or dates, if necessary or appropriate, to solicit additional proxies in favor of the Proposals listed above at the time of the Special Meeting.

Stockholders who owned our common stock and Series C Redeemable Convertible Preferred Stock (“Series C Preferred Stock”), at the close of business on ________, 2020 (the “Record Date”), may attend and vote at the meeting, provided that the Series C Preferred Stock holders have no voting rights on the Proposals above. A stockholders list will be available at our offices at 1415 Louisiana, Suite 3500, Houston, Texas 77002 for a period of ten days prior to the meeting. We hope that you will be able to attend the meeting in person.

The enclosed Proxy Statement is also available at https://www.iproxydirect.com/CEI. This website also includes copies of the form of proxy and the Company’s Form 10-K Annual Report to stockholders for the year ended March 31, 2019. Stockholders may also request a copy of the Proxy Statement and the Company’s Annual Report by contacting our main office at (210) 998-4035.

Whether or not you plan to attend the meeting, please vote electronically via the Internet or by telephone, or, if you requested paper copies of the proxy materials, please complete, sign, date and return the accompanying proxy card in the enclosed postage-paid envelope. See “How do I cast my vote?” in the Proxy Statement for more details.

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We look forward to seeing you at the meeting.

By order of the Board of Directors,

/s/ Louis G. Schott

Louis G. Schott
Interim Chief Executive Officer

Houston, Texas

February [ ], 2020

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TABLE OF CONTENTS

Page

General Information	1
Definitions	1
Information Concerning Solicitation and Voting	2
Reverse Stock Splits	2
Questions and Answers	2
General Questions and Answers	2
Forward Looking Statements	6
Proposal 1 – The amendment to the Company’s Articles of Incorporation to increase the number of our authorized shares of common stock from 5,000,000 to 25,000,000	6
Proposal 2 – Approval of the issuance of such number of shares of common stock exceeding 19.99% of our outstanding common stock, issuable upon conversion of the 525 shares of Series C Preferred Stock, including shares issuable for dividends and conversion premiums thereon, sold pursuant to the February 2020 Purchase Agreement and to approve the terms of such February 2020 Purchase Agreement	8
Proposal 3 – Adjournment of the Special Meeting	21
Other Information	22
Principal Stockholders	22
Dissenters’ Rights	23
Other Matters	23
Interest of Certain Persons in or Opposition to Matters to Be Acted Upon	24
Additional Information	24
Stockholder Proposals for 2021 Annual Meeting of Stockholders and 2021 Proxy Materials	24
Documents Incorporated by Reference	25

Appendixes:

●	Appendix A – Form of Certificate of Amendment to Articles of Incorporation (see Proposal 1)

●	Appendix B – Stock Purchase Agreement relating to the purchase of $5 million in shares of Series C Redeemable Convertible Preferred Stock dated February 3, 2020 (see Proposal 2)

●

Appendix C – Camber Energy, Inc. Amended and Restated Certificate of Designations of Preferences, Powers, Rights and Limitations of Series C Redeemable Convertible Preferred Stock as filed with the Secretary of State of Nevada on July 8, 2019 (see Proposal 2)

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1415 Louisiana, Suite 3500

Houston, Texas 77002

PROXY STATEMENT

GENERAL INFORMATION

Camber Energy, Inc. (“Camber,” “we,” “us”, “our” or the “Company”) has made these materials available to you on the Internet or, upon your request, has delivered printed versions of these materials to you by mail, in connection with the Company’s solicitation of proxies for use at a special meeting of stockholders (the “Special Meeting” or the “Meeting”) to be held on ___________ [ ], 2020 at 10:00 a.m. (Houston time), at 1415 Louisiana, Suite 3500, Houston, Texas 77002, and at any postponement(s) or adjournment(s) thereof. These materials were first sent or given to stockholders on February [ ], 2020. You are invited to attend the Special Meeting and are requested to vote on the Proposals described in this Proxy Statement.

Information Contained In This Proxy Statement

The information in this Proxy Statement relates to the Proposals to be voted on at the Special Meeting. Included with this Proxy Statement is a copy of the Company’s Annual Report on Form 10-K for the year ended March 31, 2019, as filed with the SEC on July 1, 2019 (the “Annual Report”). If you requested printed versions of these materials by mail, these materials also include the proxy card or vote instruction form for the Special Meeting.

Important Notice Regarding the Availability of Proxy Materials

Pursuant to rules adopted by the SEC, the Company uses the Internet as the primary means of furnishing proxy materials to stockholders. Accordingly, the Company is sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to the Company’s stockholders. All stockholders will have the ability to access the proxy materials (including the Company’s Annual Report, which does not constitute a part of, and shall not be deemed incorporated by reference into, this Proxy Statement or the enclosed form of proxy, except as set forth below under “Documents Incorporated By Reference”)) via the Internet at https://www.iproxydirect.com/CEI or request a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice. The Notice contains a control number that you will need to vote your shares. Please keep the Notice for your reference through the meeting date. In addition, stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. The Company encourages stockholders to take advantage of the availability of the proxy materials on the Internet to help reduce the environmental impact of its meetings.

DEFINITIONS

Unless the context requires otherwise, references to the “Company,” “we,” “us,” “our,” “Camber” and “Camber Energy, Inc.” refer specifically to Camber Energy, Inc. and its consolidated subsidiaries.

In addition, unless the context otherwise requires and for the purposes of this Proxy Statement only:

●	“Code” means the Internal Revenue Code of 1986, as amended from time to time;
●	“Exchange Act” refers to the Securities Exchange Act of 1934, as amended;

●	“SEC” or the “Commission” refers to the United States Securities and Exchange Commission; and
●	“Securities Act” refers to the Securities Act of 1933, as amended.

INFORMATION CONCERNING SOLICITATION AND VOTING

Our Board is soliciting proxies for the special meeting of stockholders and at any adjournments or postponements of the meeting. This Proxy Statement contains important information for you to consider when deciding how to vote on the matters brought before the meeting. Please read it carefully.

We will pay all of the costs of soliciting these proxies. Our officers, directors and employees may solicit proxies in person or by telephone, fax or email. We will pay these employees and directors no additional compensation for these services. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward these proxy materials to their principals and to obtain authority to execute proxies. We will then reimburse them for their expenses. The Company may also engage a third party to assist the Company in soliciting proxies for the special meeting and may pay the third party base fees, reasonable out-of-pocket expenses.

REVERSE STOCK SPLITS

Effective on December 24, 2018, the Company, with the approval of the Company’s Board of Directors, pursuant to Section 78.207 of the Nevada Revised Statutes (NRS), affected a 1-for-25 reverse stock split of the Company’s (a) authorized shares of common stock; and (b) issued and outstanding shares of common stock. The reverse stock split was affected pursuant to the filing of a Certificate of Change pursuant to Nevada Revised Statutes Section 78.209, with the Secretary of State of the State of Nevada.

Additionally, pursuant to the authorization provided by the Company’s stockholders at the Company’s February 19, 2019, annual meeting (pursuant to which the Company’s stockholders granted authority to the Board of Directors, in its sole discretion, to determine whether to proceed with a reverse stock split and, if the Board of Directors so determined, to select the reverse stock ratio, in a ratio of between 1-for-5 and 1-for-25), the Board of Directors approved, on July 1, 2018, a 1-for-25 reverse stock split of the Company’s issued and outstanding shares of common stock, which went effective on July 8, 2019.

On October 28, 2019, the Company, with the approval of the Company’s Board of Directors, pursuant to Section 78.207 of the Nevada Revised Statutes (NRS), filed a Certificate of Change with the Secretary of State of Nevada to affect a 1-for-50 reverse stock split of the Company’s (a) authorized shares of common stock (from 250,000,000 shares to 5,000,000 shares); and (b) issued and outstanding shares of common stock. The reverse stock split was effective on October 29, 2019. The effect of the reverse stock split was to combine every 50 shares of outstanding common stock into one new share, with a proportionate 1-for-50 reduction in the Company’s authorized shares of common stock, but with no change in the par value per share of the common stock. The result of the reverse stock split was to reduce, as of the effective date of the reverse stock split, the number of common stock shares outstanding from approximately 74.5 million shares to approximately 1.5 million shares (prior to rounding).

The information and disclosures set forth in this proxy statement have been retroactively adjusted to reflect the prior reverse stock splits.

QUESTIONS AND ANSWERS

General Questions and Answers

Q:	Who can vote at the meeting?

A:

The Board set ________, 2020, as the record date for the meeting. You can attend and vote at the meeting if you were a holder of our common stock or, Series C Preferred Stock, at the close of business on the record date, provided that the Series C Preferred Stock holders have no voting rights on the Proposals above. On the record date there were 5,000,000 shares of common stock issued and outstanding, and 2,294 shares of Series C Preferred Stock issued and outstanding (which have no voting rights at the Special Meeting), voting in aggregate 5,000,000 total voting shares at the meeting.

Q:	What Proposals will be voted on at the meeting?

A:	Three Proposals are scheduled to be voted upon at the meeting:

●	To approve the filing of an amendment to the Company’s Articles of Incorporation to increase the number of our authorized shares of common stock from 5,000,000 to 25,000,000.

●

To approve the issuance of such number of shares of common stock exceeding 19.99% of our outstanding common stock, issuable upon conversion of the 525 shares of Series C Preferred Stock, including shares issuable for dividends and conversion premiums thereon, sold pursuant to the February 2020 Purchase Agreement and to approve the terms of such February 2020 Purchase Agreement.

●

To consider and vote upon a Proposal to authorize our Board, in its discretion, to adjourn the Special Meeting to another place, or a later date or dates, if necessary or appropriate, to solicit additional proxies in favor of the Proposals listed above at the time of the Special Meeting.

Q:	Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

A:

Pursuant to rules adopted by the SEC, we have elected to provide access to our proxy materials over the Internet. Accordingly, on or about February [_], 2020, we are sending a Notice of Internet Availability of Proxy Materials to our stockholders of record and beneficial owners. All stockholders will have the ability, beginning on or about February [_], 2020, to access the proxy materials on the website referred to in the Notice of Internet Availability of Proxy Materials or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice of Internet Availability of Proxy Materials. In addition, stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis.

Q:	Can I vote my shares by filling out and returning the Notice of Internet Availability of Proxy Materials?

A:

No. The Notice of Internet Availability of Proxy Materials identifies the items to be voted on at the meeting, but you cannot vote by marking the Notice of Internet Availability of Proxy Materials and returning it. The Notice of Internet Availability of Proxy Materials provides instructions on how to vote via the Internet, by telephone or by requesting and returning a paper proxy card, or by submitting a ballot in person at the meeting.

Q:	How can I get electronic access to the proxy materials?

A:	The Notice of Internet Availability of Proxy Materials will provide you with instructions regarding how to:

●	View our proxy materials for the meeting on the Internet; and

●	Instruct us to send future proxy materials to you electronically by email.

Choosing to receive future proxy materials by email will save us the cost of printing and mailing documents to you and will reduce the impact of our meetings on the environment. If you choose to receive future proxy materials by email, you will receive an email next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by email will remain in effect until you terminate it.

Q:	How do I cast my vote?

A:

For stockholders whose shares are registered in their own names, as an alternative to voting in person at the meeting, you may vote via the Internet, by fax, by telephone or, for those stockholders who request a paper proxy card in the mail, by mailing a completed proxy card. The Notice of Internet Availability of Proxy Materials provides information on how to vote via the Internet, fax or by telephone or request a paper proxy card and vote by mail. Those stockholders who request a paper proxy card and elect to vote by mail should sign and return the mailed proxy card in the prepaid and addressed envelope that was enclosed with the proxy materials, and your shares will be voted at the meeting in the manner you direct. In the event that you return a signed proxy card on which no directions are specified, your shares will be voted as recommended by our Board on all matters, and in the discretion of the proxy holders as to any other matters that may properly come before the meeting or any postponement or adjournment of the meeting.

If your shares are registered in the name of a broker, bank or other nominee (typically referred to as being held in “street name”), you will receive instructions from your broker, bank or other nominee that must be followed in order for your broker, bank or other nominee to vote your shares per your instructions. Many brokerage firms and banks have a process for their beneficial holders to provide instructions via the Internet, via fax or over the telephone. If Internet, fax or telephone voting is unavailable from your broker, bank or other nominee, please request a paper copy of the proxy and complete and return the voting instruction card in the addressed, postage paid envelope provided.

In the event you do not provide instructions on how to vote, your broker may have authority to vote your shares. Under the rules that govern brokers who are voting with respect to shares that are held in street name, brokers have the discretion to vote such shares on routine matters, but not on non-routine matters. Routine matters include the approval of the amendment to our Articles of Incorporation to increase our authorized common stock, the approval of the shares of common stock issuable upon conversion of the Series C Preferred Stock and approval of the February 2020 Purchase Agreement, and the approval to adjourn the meeting. Please instruct your broker regarding how to vote your shares on these matters promptly. See “Vote Required” following each Proposal for further information.

If you hold shares through a broker, bank or other nominee and wish to be able to vote in person at the meeting, you must obtain a legal proxy from your broker, bank or other nominee and present it to the inspector of election with your ballot at the meeting.

Q:	Can I revoke or change my proxy?

A:

Yes. You may revoke or change a previously delivered proxy at any time before the meeting by delivering another proxy with a later date, by voting again via the Internet, fax or by telephone, or by delivering written notice of revocation of your proxy to our Secretary at our principal executive offices before the beginning of the meeting. You may also revoke your proxy by attending the meeting and voting in person, although attendance at the meeting will not, in and of itself, revoke a valid proxy that was previously delivered. If you hold shares through a broker, bank or other nominee, you must contact that nominee to revoke any prior voting instructions. You also may revoke any prior voting instructions by voting in person at the meeting if you obtain a legal proxy as described above.

Q:	How does the Board recommend I vote on the Proposals?

A:

The Board recommends you vote “FOR” the amendment to our Articles of Incorporation to increase our authorized common stock, “FOR” the approval of the issuance of shares of common stock upon conversion of the Series C Preferred Stock and approval of the transactions contemplated by the February 2020 Stock Purchase Agreement, and “FOR” the approval to adjourn the meeting to a later date, as described above.

Q:	Who will count the vote?

A:	The inspector of election will count the vote.

Q:	What is a “quorum?”

A:

A quorum is the number of shares that must be present to hold the meeting. The quorum requirement for the meeting is 33% of the outstanding voting shares as of the record date, present in person or represented by proxy. Your shares will be counted for purposes of determining if there is a quorum if you are present and vote in person at the meeting; or have voted on the Internet, by fax, by telephone or by properly submitting a proxy card or voting instruction card by mail. Abstentions and broker non-votes also count toward the quorum. An abstention will have the same practical effect as a vote against the ratification of the appointment of our independent registered public accounting firm, the approval of the compensation of our named executive officers (which is non-binding), and the Proposal to approve the adjournment of the meeting, if necessary. “Broker non-votes” occur when brokers, banks or other nominees that hold shares on behalf of beneficial owners do not receive voting instructions from the beneficial owners prior to the meeting and do not have discretionary voting authority to vote those shares.

Q:	What vote is required to approve each item?

A:	The following table sets forth the voting requirement with respect to each of the Proposals:

Proposal 1 – Approval of the filing of an amendment to the Company’s Articles of Incorporation to increase the number of our authorized shares of common stock from 5,000,000 to 25,000,000.	To be approved by stockholders, this Proposal must receive the affirmative “FOR” vote of the holders of a majority of the shares outstanding, and entitled to vote.

Proposal 2 –  Approval of the issuance of such number of shares of common stock exceeding 19.99% of our outstanding common stock, issuable upon conversion of the 525 shares of Series C Preferred Stock, including shares issuable for dividends and conversion premiums thereon, sold pursuant to the February 2020 Purchase Agreement and to approve the terms of such February 2020 Purchase Agreement.

To be approved by stockholders, this Proposal must receive the affirmative “FOR” vote of the holders of a majority of the shares represented at the meeting, in person or by proxy, and entitled to vote.

Proposal 3 –Approval to adjourn the Special Meeting to another place, or a later date or dates, if necessary or appropriate, to solicit additional proxies in favor of the Proposals listed above at the time of the Special Meeting.

To be approved by stockholders, this Proposal must receive the affirmative “FOR” vote of the holders of a majority of shares represented at the meeting, in person or by proxy, and entitled to vote.

Q:	What does it mean if I get more than one Notice of Internet Availability of Proxy Materials?

A:

Your shares are probably registered in more than one account. Please provide voting instructions for all Notices of Internet Availability of Proxy Materials, proxy and voting instruction cards you receive.

Q:	How many votes can I cast?

A:

Holders of our common stock receive one vote for each share of common stock which they hold as of the Record Date. Holders of our Series C Preferred Stock have the right to cast no votes on the Proposals described above.

Q:	Where can I find the voting results of the meeting?

A:

The preliminary voting results will be announced at the meeting. The final results will be published in a current report on Form 8-K to be filed by us with the SEC within four business days of the meeting.

FORWARD LOOKING STATEMENTS

Statements in this Proxy Statement that are “forward-looking statements” are based on current expectations and assumptions that are subject to risks and uncertainties. In some cases, forward-looking statements can be identified by terminology such as “may,” “should,” “potential,” “continue,” “expects,” “anticipates,” “intends,” “plans,” “believes,” “estimates,” and similar expressions. These forward-looking statements are based on our current estimates and assumptions and, as such, involve uncertainty and risk.  Actual results could differ materially from projected results.

We do not assume any obligation to update information contained in this document, except as required by federal securities laws. Although this Proxy Statement may remain available on our website or elsewhere, its continued availability does not indicate that we are reaffirming or confirming any of the information contained herein.  Neither our website nor its contents are a part of this Proxy Statement.

PROPOSAL 1

THE AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF OUR AUTHORIZED SHARES OF COMMON STOCK FROM 5,000,000 TO 25,000,000

General

Our Articles of Incorporation, as amended (the “Articles”), currently authorize the issuance of up to 5,000,000 shares of common stock. As of January 28, 2020, 5,000,000 shares of common stock were issued and outstanding and no shares of common stock were available for future issuance. In order to ensure sufficient shares of common stock will be available for issuance by us, our Board has approved and has recommended that our stockholders approve an amendment to our Articles of Incorporation to increase our authorized shares of common stock from 5,000,000 shares to 25,000,000 shares (the  “Increase In Authorized Shares”).

We desire to authorize additional shares of common stock to ensure that enough shares will be available [a] for issuance of shares of common stock upon conversion of currently outstanding Series C Preferred Stock, including, but not limited to, the shares issuable upon conversion of, including shares issuable for dividends, interest and conversion premiums thereon, and [b] in the event the Board determines that it is necessary or appropriate to (i) raise additional capital through the sale of equity securities, (ii) acquire another company or its assets (provided that the increased number of shares of common stock is not anticipated to be sufficient to allow for the acquisition of Viking Energy Group, Inc., as discussed below under Proposal 2, and we plan to request stockholder approval again in the future for an increase in authorized shares of common stock to allow us to complete such Viking transaction), (iii) provide equity incentives to employees and officers, (iv) permit future forward stock splits in the form of stock dividends or (v) satisfy other corporate purposes. The availability of additional shares of common stock is particularly important in the event that the Board needs to undertake any of the foregoing actions on an expedited basis and thus to avoid the time and expense of seeking stockholder approval in connection with the contemplated issuance of common stock.

The increase in authorized common stock will not have any immediate effect on the rights of existing stockholders. However, the Board will have the authority to issue authorized common stock without requiring future stockholder approval of such issuances, except as may be required by applicable law or the NYSE American, up to the increased amount of authorized shares (i.e., 25,000,000 shares). For example, the rules of the NYSE American require that we obtain stockholder approval prior to the issuance of shares of common stock in a private financing at a price less than the greater of the book value or market value of our common stock, where the total number of shares which may be issued pursuant to such transactions exceeds 20% of the outstanding common stock prior to issuance. To the extent that additional authorized shares are issued in the future, they may decrease the existing stockholders’ percentage equity ownership and, depending on the price at which they are issued, could be dilutive to the existing stockholders. It is currently anticipated that substantially all of the 20,000,000 shares of authorized but unissued shares of common stock which will be made available through the increase in authorized shares of common stock will be issued in connection with the conversion of outstanding shares of Series C Preferred Stock, pursuant to their terms, as discussed in greater detail below under Proposal 2. Such conversions, as discussed in Proposal 2, will cause substantial dilution to existing stockholders.

The increased proportion of unissued authorized shares, compared to issued shares could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of our Board or contemplating a tender offer or other transaction for our combination with another company). However, the Amendment (defined below) is not being proposed in response to any effort of which we are aware to accumulate shares of our common stock or obtain control of our Company, nor is it part of a plan by management to recommend a series of similar amendments to our Board and stockholders.

The holders of common stock have no preemptive rights and the Board has no plans to grant such rights with respect to any such shares.

The form of the proposed amendment to our Articles of Incorporation to effect the increase in authorized shares of common stock will be in substantially the form as attached to this proxy statement as Appendix A (the “Amendment”).

Stockholders should be aware that because we currently have no authorized but unissued shares of common stock remaining, the holders of our Series C Preferred Stock are currently prevented from converting shares of Series C Preferred Stock (and conversion premiums thereon) into our common stock. We calculate that the holders of Series C Preferred Stock are still due a significant number of shares of common stock upon conversion of the 2,829 currently outstanding shares of Series C Preferred Stock (when including conversion premiums thereon), which number of shares will exceed the increased number of shares of common stock which would be authorized assuming the Amendment is affected.

The Amendment will become effective on the date of effectiveness set forth in the Amendment when filed with the Secretary of State of the State of Nevada.

As of the date of this proxy statement, we do not have any definitive plans, agreements, or understandings with respect to the additional authorized shares that will become available for issuance after the Amendment has been implemented, except for shares of common stock which may be issued upon conversion of the Series C Preferred Stock. Notwithstanding the above, as discussed below in Proposal 2, we have entered into a Merger Agreement with Viking Energy Group, Inc. Such Merger is subject to various conditions and requirements. One of those conditions requires us, prior to affecting such Merger, to seek approval from our stockholders for a further increase in authorized but unissued shares of common stock to provide sufficient additional authorized but unissued shares of common stock to allow us to issue the stockholders of Viking shares of common stock in the Merger and we do not anticipate the increase in authorized shares requested pursuant to this Proposal 1 being sufficient to allow us to complete the Merger, nor do we have any current plans to issue any shares of common stock which will be available for issuance after the Amendment has been implemented in connection with the proposed Merger.

No Appraisal Rights

Under Nevada law, our stockholders are not entitled to appraisal rights with respect to the increase to the number of authorized shares of common stock.

Vote Required

The affirmative vote of the holders of a majority of our outstanding voting shares entitled to vote at the meeting is required to approve this Proposal. Abstentions will have the same effect as shares voted against this proposal. Broker non-votes will have the same effect as shares voted against this proposal. For the approval of this Proposal, you may vote “FOR” or “AGAINST” or abstain from voting.

Board Recommendation

Our Board recommends that you vote “FOR” the adoption of the amendment to the Articles of Incorporation to increase the number of shares of authorized common stock.

PROPOSAL 2

APPROVAL OF THE ISSUANCE OF SUCH NUMBER OF SHARES OF COMMON STOCK EXCEEDING 19.99% OF OUR OUTSTANDING COMMON STOCK, ISSUABLE UPON CONVERSION OF THE 525 SHARES OF SERIES C PREFERRED STOCK, INCLUDING SHARES ISSUABLE FOR DIVIDENDS AND CONVERSION PREMIUMS THEREON, SOLD PURSUANT TO THE FEBRUARY 2020 PURCHASE AGREEMENT AND TO APPROVE THE TERMS OF SUCH FEBRUARY 2020 PURCHASE AGREEMENT

General

On and effective February 3, 2020, Camber Energy, Inc. (the “Company”, “we” and “us”) and an institutional investor (the “Investor”), entered into a Stock Purchase Agreement (the “2020 Purchase Agreement”).

Under the terms of the 2020 Purchase Agreement, the Investor purchased 525 shares of Series C Redeemable Convertible Preferred Stock (“Series C Preferred Stock”), for $5 million, at a 5% original issue discount to the $10,000 face value of each such share of preferred stock (the “Face Value”).

The Investor (and/or parties associated with the Investor) had previously purchased shares of Series C Preferred Stock and other securities from the Company as discussed below under “Certain Prior Transactions Involving the Investor“.

The Company has used the proceeds from the sale of the Series C Preferred Stock to purchase the Viking Convertible Note (defined and described below under “Camber Viking Investment”).

Pursuant to the February 2020 Purchase Agreement, as long as the Investor holds any shares of Series C Preferred Stock, we agreed that, except as contemplated in connection with the Merger (discussed and defined below under “Camber Viking Investment”), we would not issue or enter into or amend an agreement pursuant to which we may issue any shares of common stock, other than (a) for restricted securities with no registration rights, (b) in connection with a strategic acquisition, (c) in an underwritten public offering, or (d) at a fixed price; or issue or amend any debt or equity securities convertible into, exchangeable or exercisable for, or including the right to receive, shares of common stock (i) at a conversion price, exercise price or exchange rate or other price that is based upon or varies with, the trading prices of or quotations for the shares of common stock at any time after the initial issuance of the security or (ii) with a conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of the security or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for the common stock.

Additionally, provided that we have not materially breached the terms of the February 2020 Purchase Agreement, we may at any time, in our sole and absolute discretion, repurchase from the Investor all, but not less than all, of the then outstanding shares of Series C Preferred Stock sold pursuant to the agreement by paying to the Investor 110% of the aggregate Face Value of all such shares.

We also agreed to provide the Investor a right of first offer to match any offer for financing we receive from any person while the shares of Series C Preferred Stock sold pursuant to the February 2020 Purchase Agreement are outstanding, except for debt financings not convertible into common stock, which are excluded from such right to match.

Finally, we agreed that if we issue any security with any term more favorable to the holder of such security or with a term in favor of the holder of such security that was not similarly provided to Investor, then we would notify Investor of such additional or more favorable term and such term, at Investor’s option, may become a part of the transaction documents with Investor.

The February 2020 Purchase Agreement includes customary provisions requiring that the Company indemnify the Investor against certain losses; representations and warranties and covenants.

We agreed pursuant to the February 2020 Purchase Agreement that if the Merger does not close by the required date approved by the parties thereto (as such may be extended from time to time), which date is currently June 30, 2020, but which may be extended until December 31, 2020, in the event that the Company has not fully resolved SEC comments on the Registration Statement on Form S-4 required to be filed in connection with the Merger (the “Form S-4”) or other SEC filings related to the Merger, and Camber is responding to such comments in a reasonable fashion, subject to certain exceptions, and if the $5 million of funds loaned by the Company to Viking in connection with the Secured Note, plus any applicable interest is returned to the Company by Viking, we are required, at the Investor’s option in its sole and absolute discretion, to immediately repurchase from the Investor all then outstanding Series C Preferred Stock shares acquired by the Investor pursuant to the February 2020 Purchase Agreement, by paying to the Investor 110% of the aggregate Face Value of all such shares ($5,775,000). Viking also agreed pursuant to the Merger Agreement to pay us the difference, if any, between the amount we are repaid pursuant to the terms of the Secured Note and the amount we owe to the Investor in connection with such required redemption.

Series C Redeemable Convertible Preferred Stock

Holders of the Series C Preferred Stock are entitled to cumulative dividends in the amount of 24.95% per annum (adjustable up to 34.95% if a trigger event, as described in the Certificate of Designations of the Series C Preferred Stock occurs (see Appendix C), payable upon redemption, conversion, or maturity, and when, as and if declared by our Board of Directors in its discretion, provided that upon any redemption, conversion, or maturity, seven years of dividends are due and payable on such redeemed, converted or matured stock. The Series C Preferred Stock ranks senior to the common stock. The Series C Preferred Stock has no right to vote on any matters, questions or proceedings of the Company including, without limitation, the election of directors except: (a) during a period where a dividend (or part of a dividend) is in arrears; (b) on a proposal to reduce the Company’s share capital; (c) on a resolution to approve the terms of a buy-back agreement; (d) on a proposal to wind up the Company; (e) on a proposal for the disposal of all or substantially all of the Company’s property, business and undertakings; and (f) during the winding-up of the Company. Notwithstanding the above, pursuant to the Amendment and Waiver (described below under “Certain Prior Transactions Involving the Investor”), the Company and the Investor have agreed to amend the Series C Preferred Stock to allow such shares to vote with holders of common stock as a single class, on an as converted basis subject to the beneficial ownership limitation set forth in the Designation (see Appendix C), which we plan to complete after the date of this Proxy Statement, subject to confirmation by the NYSE American.

The Series C Preferred Stock may be converted into shares of common stock (“Conversion Shares”) at any time at the option of the holder, or at our option if certain equity conditions (as defined in the certificate of designation for the Series C Preferred Stock (see Appendix C)), are met. Upon conversion, we will pay the holders of the Series C Preferred Stock being converted an amount, in cash or stock at our sole discretion, equal to the dividends that such shares would have otherwise earned if they had been held through the maturity date (i.e., seven years), and issue to the holders such number of shares of Common stock equal to $10,000 per share of Series C Preferred Stock multiplied by the number of such shares of Series C Preferred Stock divided by the applicable Conversion Price (as defined in the certificate of designation for the Series C Preferred Stock)(see Appendix C).

The conversion premium under the Series C Preferred Stock is payable and the dividend rate under the Series C Preferred Stock is adjustable. Specifically, the conversion rate of such premiums and dividends equals 95% of the average of the lowest 5 individual daily volume weighted average prices during the Measuring Period, not to exceed 100% of the lowest sales prices on the last day of the Measuring Period, less $0.05 per share of common stock, unless a triggering event has occurred, in which case the conversion rate equals 85% of the lowest daily volume weighted average price during the Measuring Period, less $0.10 per share of common stock not to exceed 85% of the lowest sales prices on the last day of such Measuring Period, less $0.10 per share. The “Measuring Period” is the period beginning, if no trigger event has occurred, 30 trading days, and if a trigger event has occurred, 60 trading days, before the applicable notice has been provided regarding the exercise or conversion of the applicable security, and ending, if no trigger event has occurred, 30 trading days, and if a trigger event has occurred, 60 trading days, after the applicable number of shares stated in the initial exercise/conversion notice have actually been received into the Investor’s designated brokerage account in electronic form and fully cleared for trading (subject to certain extensions described in the applicable securities, which have been triggered to date). Triggering events are described in the designation of the Series C Preferred Stock (see Appendix C), but include items which would typically be events of default under a debt security, including filing of reports late with the SEC.

The Series C Preferred Stock has a maturity date that is seven years after the date of issuance and, if the Series C Preferred Stock has not been wholly converted into shares of common stock prior to such date, we may redeem the Series C Preferred Stock on such date by repaying to the investor in cash 100% of the Face Value plus an amount equal to any accrued but unpaid dividends thereon. 100% of the Face Value, plus an amount equal to any accrued but unpaid dividends thereon, automatically becomes payable in the event of a liquidation, dissolution or winding up by us.

We may not issue any other preferred stock that is pari passu or senior to the Series C Preferred Stock with respect to any rights for a period of one year after the earlier of such date (i) a registration statement is effective and available for the resale of all shares of common stock issuable upon conversion of the Series C Preferred Stock, or (ii) Rule 144 under the Securities Act is available for the immediate unrestricted resale of all shares of common stock issuable upon conversion of the Series C Preferred Stock.

The Series C Preferred Stock is subject to a beneficial ownership limitation, which prevents any holder of the Series C Preferred Stock from converting such Series C Preferred Stock into common stock, if upon such conversion, the holder would beneficially own greater than 9.99% of our outstanding common stock.

The issuance of the Conversion Shares is subject to NYSE American approval and approval of our stockholders. We agreed to file a proxy statement and hold a stockholder meeting to approve the February 2020 Purchase Agreement, the issuance of the Conversion Shares and an increase in our authorized but unissued shares of common stock to at least 25 million shares, as soon as possible, and no later than 90 days after effective date of the February 2020 Purchase Agreement, which items are proposed to be ratified by the Company’s stockholders at the Special Meeting as discussed in this Proposal 1 and Proposal 2, above.

Our Board has unanimously determined that it is advisable and in the best interests of the Company and our stockholders to be able to issue shares of our common stock upon the conversion of the Series C Preferred Stock (including shares issuable for dividends and conversion premiums thereon)(collectively, the “Series C Conversion Shares”), and unanimously recommends that the stockholders vote ”FOR” approval of the issuance of such number of shares of common stock exceeding 19.99% of our outstanding common stock, issuable upon conversion of the 525 shares of Series C Preferred Stock, including shares issuable for dividends and conversion premiums thereon sold pursuant to the February 2020 Purchase Agreement and ratification of the terms of such February 2020 Purchase Agreement.

A vote “FOR” this Proposal is a vote for issuance of the Series C Conversion Shares and approval of the February 2020 Purchase Agreement.

Please refer to the February 2020 Purchase Agreement and the designation of our Series C Preferred Stock (as amended), which are attached as Appendix B and Appendix C to this proxy statement, respectively, for further details and more information regarding the terms and conditions of the February 2020 Purchase Agreement and Series C Preferred Stock as summarized above.

Camber Viking Investment

On February 3, 2020, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Viking Energy Group, Inc. (“Viking”). The Merger Agreement provides that, upon the terms and subject to the conditions set forth therein, a to-be-formed, wholly-owned subsidiary of the Company (“Merger Sub”), will merge with and into Viking (the “Merger”), with Viking surviving the Merger as a wholly-owned subsidiary of the Company.

A required condition to the entry into the Merger was that the Company loan Viking $5 million, pursuant to the terms of a Securities Purchase Agreement, which was entered into on February 3, 2020 (the “SPA”). Pursuant to the SPA, the Company made the $5 million loan to Viking, which was evidenced by a 10.5% Secured Promissory Note (the “Secured Note”), the repayment of which was secured by the terms of a Security and Pledge Agreement (the “Pledge”).

The Secured Note, accrues interest at the rate of 10.5% per annum, payable quarterly and is due and payable on February 3, 2022. The note includes standard events of default, including certain defaults relating to the trading status of Viking’s common stock and change of control transactions involving Viking. The Secured Note can be prepaid at any time with prior notice as provided therein, and together with a pre-payment penalty equal to 10.5% of the original amount of the Secured Note.

The Secured Note is convertible into common shares of Viking at a conversion price of $0.24 per share at any time beginning 30 days after the date of the Note (February 3, 2020), until the 15th day after Viking’s common stock has traded at an average daily price of at least $0.55 for 15 consecutive business days, provided that we are restricted from converting any portion of the Secured Note into Viking’s common stock if upon such conversion we would beneficially own more than 4.99% of Viking’s common stock (which percentage may be increased or decreased to up to 9.99%, with 61 days prior written notice to Viking).

In addition to our other conversion rights under the Secured Note we also have the right to convert the Secured Note (principal and interest) into the securities offered by Viking in connection with Viking’s first public offering following the date of the Secured Note, at a conversion price equal to eighty-five percent (85%) of the offering price of the applicable security (representing a fifteen percent (15%) discount) in such public offering.

The Pledge provides the Company, para passu with the other investors in Viking’s Secured Note offering, a security interest (subject to certain pre-requisites) over Viking’s 75% ownership of Elysium and 100% of Ichor Energy Holdings, LLC. Additionally, pursuant to a separate Security and Pledge Agreement entered into on February 3, 2020, Viking provided the Company a security interest in the membership, common stock and/or ownership interests of all of Viking’s existing and future, directly owned or majority owned subsidiaries, to secure the repayment of the Secured Note.

As additional consideration for the Company making the loan to Viking, Viking assigned the Company 25% of the ownership of Elysium pursuant to the terms of an Assignment of Membership Interests dated February 3, 2020 (the “Assignment”). The Merger Agreement provides certain rights whereby upon termination of the Merger Agreement the 25% Elysium percentage, or portions thereof, may be assignable back to Viking.

The Merger Agreement provides that the Secured Note will be forgiven in the event the Merger closes, and the Secured Note will be due 90 days after the date that the Merger Agreement is terminated by any party for any reason, at which time an additional payment shall also be due to the Company and payable by Viking in an amount equal to (i) the amount owed by the Company to the Investor in connection with the redemption of 525 shares of the Series C Preferred Stock which are required to be redeemed as set forth in the February 2020 Purchase Agreement as discussed above, minus (ii) the amount due to the Company in connection with the repayment of the Secured Note (the “Additional Payment”).

Certain Prior Transactions Involving the Investor

The sale of the 525 shares of Series C Preferred Stock to the Investor on February 3, 2020, as discussed above, is the latest of several investments in the Company involving the Investor dating back to April 2016, as discussed below:

April 2016 Transactions

On April 6, 2016, we entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with the Investor, pursuant to which we sold and issued a redeemable convertible subordinated debenture, with a face amount of $530,000 and a warrant to initially purchase 2 shares of common stock (subject to adjustment thereunder) at an exercise price equal to $2.25 million per share (the “First Warrant”). The Investor purchased the debenture at a 5.0% original issue discount for the sum of $500,000 and has exercised the First Warrant in full as described below for the sum of $4.5 million.

The debenture was initially convertible into shares of common stock at a conversion price equal to $101,562.50 per share. The debenture matures in seven years and accrues interest at a rate of 6.0% per annum. Due to the prior decline in the price of our common stock and that a trigger event occurred on June 30, 2016 as a result of the delay in filing our Annual Report on Form 10-K for the year ended March 31, 2016, the premium rate on the debenture increased from 6% to 34% and the conversion discount became (a) 85% of the lowest daily volume weighted average price during the measuring period (60 days prior to and 60 days after the last date that the Investor receives the last of the shares due), less $78,125 per share of common stock which resulting value is not to exceed (b) 85% of the lowest sales price on the last day of such period less $78,125 per share.

Also on April 6, 2016, we entered into a Stock Purchase Agreement with the Investor, pursuant to which we agreed, subject to certain conditions, to issue up to 527 shares of Series C Preferred Stock at a 5% original issue discount, convertible into 2 shares of common stock (subject to certain conversion premiums) at a conversion price of $2.25 million per share, and a warrant to initially purchase 2 shares of common stock at an exercise price of $2.5 million per share (the “Second Warrant”). Under the terms of the Stock Purchase Agreement, the Second Warrant and 53 shares of Series C Preferred Stock were sold and issued for $500,000 on September 2, 2016, and the remaining 474 shares of Series C Preferred Stock were sold and issued for $4.5 million on November 17, 2016.

On October 7, 2016, the Investor exercised the First Warrant in full in consideration for $4.5 million.

On October 5, 2017, the Company and the Investor entered into a Stock Purchase Agreement, amended on March 2, 2018 (as amended, the “October 2017 Purchase Agreement”) pursuant to which the Company agreed to sell, pursuant to the terms thereof, 1,683 shares of Series C Preferred Stock for $16 million (a 5% original issue discount to the face value of such shares), subject to certain conditions set forth therein.

During the years ended March 31, 2019 and 2018, the Company sold 1,577 and 738 shares of Series C Preferred Stock pursuant to the terms of the October 2017 Purchase Agreement, October 2018 Purchase Agreement (discussed and defined below) and November 2018 Purchase Agreement (discussed and defined below), for total consideration of $15 million and $7 million, respectively.

During the years ended March 31, 2019 and 2018, the Investor converted 404 and 10 shares of the Series C Preferred stock with a face value of $4.04 million and $0.1 million and was issued shares of common stock and additional shares of common stock in dividend premium shares.

During the nine months ended December 31, 2019, the Investor converted 11 shares of the Series C Preferred Stock with a face value of $1,010,000, and a total of 4.6 million shares of common stock were issued, which includes additional shares for conversion premiums.

From January 1, 2020 to the date of this Proxy Statement, the Investor has not converted any additional shares of the Series C Preferred Stock.

As of the date of this Proxy Statement the Investor is still due approximately 35 million shares of common stock upon the conversion of the outstanding Series C Preferred Stock, when including conversion premiums thereon, which number is subject to increase significantly as the trading value of our common stock decreases, and in the event a Triggering Event occurs under the Series C Preferred Stock.

On October 31, 2018, the Investor converted the entire $495,000 remaining balance of principal owed under the terms of the convertible debenture into an aggregate of 642 shares of common stock, including 5 shares of common stock issuable upon conversion of the principal amount thereof (at a conversion price of $101,562.50 per share), and 637 shares in connection with conversion premiums due thereon (at an initial conversion price, as calculated as provided in such debenture, of $1,912.50 per share). A total of 80 of such shares were issued to the Investor in connection with the initial conversion and the remaining shares were held in abeyance subject to the Investor’s 9.99% ownership limitation, to be issued from time to time, at the request of the Investor. Subsequent to the October 31, 2018 conversion date, the Investor was due an additional 38,116 shares of common stock in connection with true ups associated with the original issuance, as a result of the conversion price of the conversion premiums falling to $31.25 per share pursuant to the terms of the convertible debenture, all of which shares have been issued to date.

October 2018 Purchase Agreement

On October 29, 2018 and effective October 26, 2018, we and the Investor, entered into a Stock Purchase Agreement (as amended from time to time, the “October 2018 Purchase Agreement”).

Under the terms of the October 2018 Purchase Agreement, the Investor purchased 369 shares of Series C Preferred Stock on the closing date of the agreement, October 29, 2018, for $3.5 million.

Pursuant to the October 2018 Purchase Agreement, as long as the Investor holds any shares of Series C Preferred Stock, we agreed that we would not issue or enter into or amend an agreement pursuant to which we may issue any shares of common stock, other than (a) for restricted securities with no registration rights, (b) in connection with a strategic acquisition, (c) in an underwritten public offering, or (d) at a fixed price; or issue or amend any debt or equity securities convertible into, exchangeable or exercisable for, or including the right to receive, shares of common stock (i) at a conversion price, exercise price or exchange rate or other price that is based upon or varies with, the trading prices of or quotations for the shares of common stock at any time after the initial issuance of the security or (ii) with a conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of the security or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for the common stock.

Additionally, provided that we have not materially breached the terms of the October 2018 Purchase Agreement, we may at any time, in our sole and absolute discretion, repurchase from Investor all, but not less than all, of the then outstanding shares of Series C Preferred Stock sold pursuant to the agreement by paying to Investor 110% of the aggregate face value of all such shares.

We also agreed to provide the Investor a right of first offer to match any offer for financing we receive from any person while the shares of Series C Preferred Stock sold pursuant to the October 2018 Purchase Agreement are outstanding, except for debt financings not convertible into common stock, which are excluded from such right to match.

Finally, we agreed that if we issue any security with any term more favorable to the holder of such security or with a term in favor of the holder of such security that was not similarly provided to Investor, then we would notify Investor of such additional or more favorable term and such term, at Investor’s option, may become a part of the transaction documents with Investor.

The October 2018 Purchase Agreement includes customary provisions requiring that the Company indemnify the Investor against certain losses; representations and warranties and covenants.

November 2018 Purchase Agreement

On November 23, 2018 and effective November 23, 2018, we and the Investor entered into a Stock Purchase Agreement, which was amended on December 3, 2018 (as amended to date, and from time to time, the “November 2018 Purchase Agreement”).

Under the terms of the November 2018 Purchase Agreement, the Investor purchased 263 shares of Series C Preferred Stock, in consideration for $2.5 million on December 4, 2018.

Pursuant to the November 2018 Purchase Agreement, as long as the Investor holds any shares of Series C Preferred Stock, we agreed that we would not issue or enter into or amend an agreement pursuant to which we may issue any shares of common stock, other than (a) for restricted securities with no registration rights, (b) in connection with a strategic acquisition, (c) in an underwritten public offering, or (d) at a fixed price; or issue or amend any debt or equity securities convertible into, exchangeable or exercisable for, or including the right to receive, shares of common stock (i) at a conversion price, exercise price or exchange rate or other price that is based upon or varies with, the trading prices of or quotations for the shares of common stock at any time after the initial issuance of the security, or (ii) with a conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of the security or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for the common stock.

Additionally, provided that we have not materially breached the terms of the November 2018 Purchase Agreement, we may at any time, in our sole and absolute discretion, repurchase from Investor all, but not less than all, of the then outstanding shares of Series C Preferred Stock sold pursuant to the agreement by paying to Investor 110% of the aggregate face value of all such shares.

We also agreed to provide the Investor a right of first offer to match any offer for financing we receive from any person while the shares of Series C Preferred Stock sold pursuant to the November 2018 Purchase Agreement are outstanding, except for debt financings not convertible into common stock, which are excluded from such right to match.

Finally, we agreed that if we issue any security with any term more favorable to the holder of such security or with a term in favor of the holder of such security that was not similarly provided to Investor, then we would notify Investor of such additional or more favorable term and such term, at Investor’s option, may become a part of the transaction documents with Investor.

The November 2018 Purchase Agreement includes customary provisions requiring that the Company indemnify the Investor against certain losses; representations and warranties and covenants.

Waiver and Amendment Agreement

On February 3, 2020, the Company and the Investor entered into a Waivers and Amendments to Stock Purchase Agreements (the “Amendment and Waiver”), pursuant to which the Investor (a) waived any and all Trigger Events (as defined in the certificate of designation of the Series C Preferred Stock (the “Designation”) (see Appendix C)) that had occurred prior to February 3, 2020, (b) agreed that all calculations provided for in the Designation would be made as if no such Trigger Event had occurred, and (c) waived any right to receive any additional shares of common stock based upon any such Trigger Event, with respect to all shares of Series C Preferred Stock, other than any which have already been converted.

The Investor also (a) waived any and all breaches and defaults that have occurred through February 3, 2020, and (b) waived all rights and remedies with respect to such breaches and defaults.

The Amendment and Waiver also provided that we are required to file a proxy to hold a stockholder meeting to approve an increase in the Company’s authorized common stock to 25 million shares as soon as possible, and use our commercially reasonable best efforts to cause such increase to be declared effective as soon as possible, and in any event within 90 days of February 3, 2020, which Proposals are included in this Proxy Statement. Provided we comply with such requirement, the Investor agreed to (a) waive any and all Trigger Events, breaches and defaults related to reserving or issuing shares of common stock upon conversion of outstanding Series C Preferred Stock that may occur or continue during such time, (b) agree that all calculations provided for in the Designation shall be made as if no such Trigger Event had occurred, and (c) waive any right to receive any additional shares of common stock based upon any such Trigger Event.

The Investor also agreed, pursuant to the Amendment and Waiver, that the conversion rate of conversion premiums pursuant to the Designation would remain (a) 95% of the average of the lowest 5 individual daily volume weighted average prices during the applicable Measuring Period (as defined in the Designation), not to exceed 100% of the lowest sales prices on the last day of the Measuring Period, less $0.05 per share of common stock, unless a triggering event has occurred, and that such $0.05 per share discount would not be adjusted in connection with the Company’s previously reported reverse stock splits; and (b) 85% of the average of the lowest individual daily volume weighted average price during the applicable Measuring Period (as defined in the Designation), not to exceed 100% of the lowest sales prices on the last day of the Measuring Period, less $0.10 per share of common stock, if a triggering event has occurred, and that such $0.10 per share discount would not be adjusted in connection with the Company’s previously reported reverse stock splits.

The Amendment and Waiver also provided that the Measuring Period (as defined the Designation) would begin on the date of the Agreement, February 3, 2020; and that the Designation would be amended to provide that holders of the Series C Preferred Stock will vote with holders of common stock as a single class, on an as converted basis subject to the beneficial ownership limitation set forth in the Designation, which amendment we plan to complete after the date of this Proxy Statement, subject to confirmation by the NYSE American.

The disclosures in this Proxy Statement have been updated to reflect the effects of the Amendment and Waiver where applicable.

Reasons for the Issuance

The approval of our ability to issue shares of our common stock upon the conversion of the Series C Preferred Stock and the February 2020 Purchase Agreement was a required term and condition of the February 2020 Purchase Agreement.

Reasons for Stockholder Approval

Our common stock is listed on the NYSE American. Section 713(a) of the NYSE American rules requires stockholder approval in connection with a transaction involving the sale, issuance, or potential issuance by the issuer of common stock (or securities convertible into common stock) equal to 20% or more of presently outstanding shares of common stock at a price less than the greater of book value or market value. Section 713(b) of the NYSE American rules requires stockholder approval in connection with a transaction involving the issuance or potential issuance of additional shares which would result in a change of control of the issuer.

Because the shares of our common stock issuable upon conversion of the 525 shares of Series C Preferred Stock (including shares issuable for dividends and conversion premiums thereon) represent greater than 20% of our outstanding common stock and may constitute a change in control (as defined by NYSE American), we are asking our stockholders to approve the issuance of such number of shares of common stock exceeding 19.99% of our outstanding common stock, issuable upon conversion of the 525 shares of Series C Preferred Stock sold pursuant to the terms of the February 2020 Purchase Agreement, including shares issuable for dividends and conversion premiums thereon and to ratify the terms of such February 2020 Purchase Agreement.

Stockholder approval of this Proposal is being sought solely to comply with the terms of the February 2020 Purchase Agreement and Section 713 of the NYSE American rules governing the issuance of securities when any such issuances in the aggregate would exceed 20% of an issuer’s outstanding capital stock or might be considered a change of control (as defined by NYSE American).

Effect upon Rights of Existing Stockholders

Our current stockholders will continue to own their existing shares after the transaction described in this Proposal. If stockholders approve this Proposal, the Series C Preferred Stock (including dividends and conversion premiums thereon) sold pursuant to the February 2020 Purchase Agreement will be convertible into shares of common stock, pursuant to the terms thereof, without additional stockholder approval.

If stockholders approve this Proposal, the principal effect upon the rights of existing stockholders upon the conversion of the Series C Preferred Stock will be a dilution in their current percentage ownership in the Company. Assuming the sale of all 525 shares of Series C Preferred Stock sold pursuant to the February 2020 Purchase Agreement and upon conversion of all such shares, the Investor will be due in the aggregate a significant portion of our outstanding shares of common stock, not including any shares of common stock the Investor can hold upon conversion of outstanding convertible securities of the Company which the Investor holds. The issuance of shares of common stock pursuant to the conversion of the Series C Preferred Stock and the sale of such shares by such holders into the public market, also could materially and adversely affect the market price of our common stock.

Additionally, as discussed above, we agreed pursuant to the February 2020 Purchase Agreement that if the Merger does not close by the required date approved by the parties thereto (as such may be extended from time to time), which date is currently June 30, 2020, but which may be extended until December 31, 2020, in the event that the Company has not fully resolved SEC comments on the Form S-4 or other SEC filings related to the Merger, and Camber is responding to such comments in a reasonable fashion, subject to certain exceptions, and if the $5 million of funds loaned by the Company to Viking in connection with the Secured Note, plus any applicable interest is returned to the Company by Viking, we are required, at the Investor’s option in its sole and absolute discretion, to immediately repurchase from the Investor all then outstanding Series C Preferred Stock shares acquired by the Investor pursuant to the February 2020 Purchase Agreement, by paying to the Investor 110% of the aggregate Face Value of all such shares ($5,775,000).  Viking also agreed pursuant to the Merger Agreement to pay us the difference, if any, between the amount we are repaid pursuant to the terms of the Secured Note and the amount we owe to the Investor in connection with such required redemption.

The total number of shares of common stock currently issuable in connection with this Proposal is approximately 7,812,833, which consists of (i) 1,615,385 shares of common stock issuable upon conversion of the Series C Preferred Stock, and (ii) approximately 6,197,448 additional shares of common stock that the Company may issue, at its sole discretion in lieu of cash, as conversion premiums or in payment of interest or dividends on such Series C Preferred Stock, assuming the payment of dividends on the Series C Preferred Stock solely in shares of common stock, for a period of seven years, which is the maturity date of each of the securities, and not taking into account any decrease in the trading price of our common stock subsequent to the date hereof. The number of additional shares of common stock that the Company may issue as conversion premiums or in payment of dividends is dependent on the dividend rate and conversion premium rate which can range from 0% to 24.95% (or up to 34.95% upon a trigger event) depending on the Company’s underlying stock price at the time of conversion or maturity and assuming no trigger event has occurred, and which percentage is currently 24.95%, and is subject to true-ups in the event the price of our common stock decreases from the date of conversion through the applicable Measuring Period. For purposes of the dividend and conversion premium calculations in the preceding sentences, the Company assumed (i) the dividend rate and conversion premium rate to be 24.95% per annum, and (ii) $1.4795 to be 95% of the average of the lowest 5 individual daily volume weighted average prices during the 30 trading day period immediately prior to payment of the interest, dividends and conversion premiums, as applicable, not to exceed 100% of the lowest sales prices on the last day of such period, less $0.05 per share of common stock (the “VWAP Measurement”) with respect to the Series C Preferred Stock. If the VWAP Measurement is, in any case, an amount less than the amount assumed in the preceding sentences and/or the interest rate, dividend rate and conversion premium rate is, in any case, higher than the rate assumed in the preceding sentences, or in the event the trading price of our common stock decreases from the date of issuance through the applicable Measurement Period, additional shares of common stock will be issuable, which may cause substantial dilution to existing stockholders.

The total maximum number of shares of common stock issuable in connection with this Proposal is approximately 12,845,740,385, which consists of approximately (i) 1,615,385 shares of common stock issuable upon conversion of the Series C Preferred Stock, and (ii) approximately 12,844,125,000 additional shares of common stock that the Company may issue, at its sole discretion in lieu of cash, as conversion premiums or in payment of interest or dividends on such Series C Preferred Stock, assuming the payment of dividends on the Series C Preferred Stock solely in shares of common stock, for a period of seven years, which is the maturity date of each of the securities, and assuming that the applicable conversion price of the conversion premiums due pursuant to the terms of the Series C Preferred Stock is equal to, or less than, the par value of the Company’s common stock, $0.001 per share, which is the lowest legally allowed conversion price for such Series C Preferred Stock conversion premiums.

Risks Relating to the Series C Preferred Stock

The full amount of premiums, interest and dividends through the maturity date of the Series C Preferred Stock is due upon the repayment/redemption (where applicable), or conversion, as applicable, of the Series C Preferred Stock.

The Series C Preferred Stock provides that all applicable dividends, which initially accrued in the amount of 24.95% per annum and which increase or decrease subject to the terms of the Series C Preferred Stock, based on among other things, the trading price of the Company’s common stock, up to a maximum of 34.95% per annum, are due upon conversion or repayment/redemption (where applicable) thereof, for the full seven year term of such securities.

The requirement that we pay all premiums, interest and dividends through maturity and the adjustable nature of such premium, interest and dividend rates, may force us to issue the Investor significant additional shares of common stock, which may cause significant dilution to existing stockholders. The requirement that we pay all premiums, interest and dividends through maturity may make it too costly for us to repay or redeem, as applicable, the Investor’s securities, prior to conversion thereof, as applicable.

The number of shares of common stock issuable in consideration for premiums, interest and dividends through maturity on the Series C Preferred Stock continue to be adjustable after the conversion of such securities.

Pursuant to the terms of the Series C Preferred Stock, the conversion rate of such securities in connection with the premiums and dividends due on such securities through maturity (7 years, regardless of when converted), continues to be adjustable after the issuance of such securities. Specifically, such securities remain adjustable, based on a discount to the lowest daily volume weighted average price during a measuring period for a period of 30 or 60 days (depending on whether or not a Triggering Event has occurred) after the applicable number of shares stated in the initial conversion notice have actually been received into the Investor’s designated brokerage account in electronic form and fully cleared for trading (subject to certain extensions described in the applicable securities). Because the Investor is limited to holding not more than 9.99% of the Company’s common stock upon exercise/conversion of any security, the Investor will not receive all of the shares due upon any conversion, until it has sold shares and been issued additional shares and as such, the beginning date for the applicable 30 or 60 day period after conversion is impossible to determine and may be a significant additional number of days after the initial conversion by the Investor.

In the event of a decrease in the Company’s stock price during the applicable measuring periods, the conversion rate of the premiums and dividends due on such applicable securities will adjust downward and the Investor will be due additional shares of common stock, which issuances may cause further significant dilution to existing stockholders and the sale of such shares may cause the value of the Company’s common stock to decline in value. Furthermore, it is likely that the sale by the Investor of the shares of common stock which the Investor receives in connection with any conversion, during the applicable measuring period, will cause the value of the Company’s common stock to decline in value and the conversion rate to decrease and will result in the Investor being due additional shares of common stock during the measuring period, which will trigger additional decreases in the value of the Company’s common stock upon further public sales by the Investor. If this were to occur, the Investor would be entitled to receive an increasing number of shares, upon conversion of the remaining securities, which could then be sold, triggering further price declines and conversions for even larger numbers of shares, which would cause additional dilution to our existing stockholders and would likely cause the value of our common stock to decline.

The issuance of common stock upon conversion of the Series C Preferred Stock will cause immediate and substantial dilution.

The issuance of common stock upon conversion of the Series C Preferred Stock will result in immediate and substantial dilution to the interests of other stockholders. Although the Investor may not receive shares of common stock exceeding 9.99% of our outstanding shares of common stock immediately after affecting such conversion, this restriction does not prevent the Investor from receiving shares up to the 9.99% limit, selling those shares, and then receiving the rest of the shares it is due, in one or more tranches, while still staying below the 9.99% limit. If the Investor chooses to do this, it will cause substantial dilution to the then holders of our common stock. Additionally, the continued sale of shares issuable upon successive conversions will likely create significant downward pressure on the price of our common stock as the Investor sells material amounts of our common stock over time and/or in a short period of time. This could place further downward pressure on the price of our common stock and in turn result in the Investor receiving an ever increasing number of additional shares of common stock upon conversion of its securities, and adjustments thereof, which in turn will likely lead to further dilution, reductions in the exercise/conversion price of the Investor’s securities and even more downward pressure on our common stock, which could lead to our common stock becoming devalued or worthless.

The Company is limited in its ability to undertake subsequent financings.

Pursuant to the February 2020 Purchase Agreement, as long as the Investor holds any shares of Series C Preferred Stock, we agreed that, except as contemplated in connection with the Merger, we would not issue or enter into or amend an agreement pursuant to which we may issue any shares of common stock, other than (a) for restricted securities with no registration rights, (b) in connection with a strategic acquisition, (c) in an underwritten public offering, or (d) at a fixed price; or issue or amend any debt or equity securities convertible into, exchangeable or exercisable for, or including the right to receive, shares of common stock (a) at a conversion price, exercise price or exchange rate or other price that is based upon or varies with, the trading prices of or quotations for the shares of common stock at any time after the initial issuance of the security or (b) with a conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of the security or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for the common stock. These restrictions may make it more costly for us to raise funding in the future or may limit our ability to raise funding, which could force us to curtail our business plan or prohibit us from taking advantage of an attractive investment, acquisition or drilling activities, all of which could have a negative effect on the value of our common stock and our near-term or long-term prospects.

The Investor holds an approximately $49.2 million liquidation preference in the Company.

Each share of Series C Preferred Stock held by the Investor includes a liquidation preference, payable to the Investor upon any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, after payment or provision for payment of debts and other liabilities of the Company, prior to any distribution or payment made to the holders of preferred stock or common stock, by reason of their ownership thereof equal to $10,000, plus an amount equal to any accrued but unpaid dividends thereon. Because the dividends currently require that interest be paid on the Face Value of between 24.95% and 34.95% per annum, for the entire seven year term of the Series C Preferred Stock (even if payable sooner than seven years after the issuance date), the total liquidation value required to be paid to the Investor upon a liquidation, dissolution or winding up of the Company is approximately $49.2 million as of the date of this proxy (including $40.1 million relating to the 2,294 shares of Series C Preferred Stock held by the Investor prior to the purchase of the 525 shares pursuant to the February 2020 Purchase Agreement and $9.2 million relating to such 525 shares of Series C Preferred Stock). As referenced above, this liquidation preference would be payable prior to any amount being distributed the holders of our common stock. Because our net assets total significantly less than $49.2 million, it is likely that our common stockholders would not receive any amount in the event the Company was liquidated, dissolved or wound up, and that the Investor would instead receive the entire amount of available funds after liquidation.

The Investor effectively has the ability to consent to any material transaction involving the Company including the Merger.

Due to the restrictions placed on the Company as a result of Series C Preferred Stock, including, but not limited to the significant liquidation preference discussed above, the Investor has to effectively consent to any material transaction involving the Company. In the event the Investor does not consent to any such transaction, we may be prohibited (either effectively or otherwise) from completing a material transaction in the future, including, but not limited to a combination or acquisition which may be accretive to stockholders. Furthermore, the Investor may condition the approval of a future transaction, which conditions may not be favorable to stockholders. It is contemplated that the Investor will need to consent to the terms of the Merger, and agree to receive a fixed number of shares of common stock upon the conversion of the Series C Preferred Stock (or another security exchanged for such Series C Preferred Stock) in connection with the completion for the Merger, for the Merger to close. As such, in the event the Investor fails to approve the Merger, it is likely the Merger won’t be able to move forward and will be terminated.

The Investor, subject to applicable contractual restrictions, and/or a third party, may sell short our common stock, which could have a depressive effect on the price of our common stock.

The Investor is currently prohibited from selling the Company’s stock short; however, in the event a trigger event occurs under the Series C Preferred Stock such restriction is waived. Additionally, nothing prohibits a third party from selling the Company’s common stock short based on their belief that due to the dilution caused by the conversions/exercises of the securities held by the Investor, that the trading price of the Company’s common stock will decline in value. The significant downward pressure on the price of our common stock as the Investor sells material amounts of our common stock could encourage investors to short sell our common stock. This could place further downward pressure on the price of our common stock and in turn result in the Investor receiving additional shares of common stock upon exercise/conversion of its securities, and adjustments thereof.

The Shares of Series C Preferred Stock sold pursuant to the February 2020 Purchase Agreement include the obligation for us to redeem such shares under certain circumstances.

We agreed pursuant to the February 2020 Purchase Agreement that if the Merger does not close by the required date approved by the parties thereto (as such may be extended from time to time), which date is currently June 30, 2020, but which may be extended until December 31, 2020, in the event that the Company has not fully resolved SEC comments on the Form S-4 or other SEC filings related to the Merger, and Camber is responding to such comments in a reasonable fashion, subject to certain exceptions, and if the $5 million of funds loaned by the Company to Viking in connection with the Secured Note, as discussed above under “Camber Viking Investment“, plus any applicable interest is returned to the Company by Viking, we are required, at the Investor’s option in its sole and absolute discretion, to immediately repurchase from the Investor all then outstanding Series C Preferred Stock shares acquired by the Investor pursuant to the February 2020 Purchase Agreement, by paying to the Investor 110% of the aggregate Face Value of all such shares ($5,775,000). Viking also agreed pursuant to the Merger Agreement to pay us the difference, if any, between the amount we are repaid pursuant to the terms of the Secured Note and the amount we owe to the Investor in connection with such required redemption. The required redemption of the Series C Preferred Stock, if legally authorized under Nevada law, could reduce the amount of cash we have available for working capital and could require us to raise additional funding in the future.

Because the conversion discounts related to the conversion premiums payable in connection with the Series C Preferred Stock are fixed, and not based on percentages, the percentage of such discounts increase as our stock price declines.

As described above, the conversion rate of such premiums and dividends payable on the Series C Preferred Stock equals 95% of the average of the lowest 5 individual daily volume weighted average prices during the Measuring Period, not to exceed 100% of the lowest sales prices on the last day of the Measuring Period (the “Non-Triggering Event Percentage Discounted VWAP”), less $0.05 per share of common stock, unless a triggering event (described in the Designation (see Appendix C)) has occurred, in which case the conversion rate equals 85% of the lowest daily volume weighted average price during the Measuring Period (the “Triggering Event Percentage Discounted VWAP” and together with the Non-Triggering Event Percentage Discounted WWAP, as applicable, the “Percentage Discounted WWAP”), less $0.10 per share of common stock, not to exceed 85% of the lowest sales prices on the last day of such Measuring Period, less $0.10 per share. Because the $0.05 and $0.10 discounts (the “Fixed Conversion Discounts”) which apply to the already discounted Percentage Discounted VWAPs are fixed, the percentage of such discounts increase as the value of our common stock decreases. For example, see the table below:

$0.05 Discount to Percentage Discounted VWAP			$0.10 Discount to Percentage Discounted VWAP
Percentage Discounted VWAP	Conversion Price*	Percentage of Discount ($0.05) Compared to Percentage Discounted VWAP	Percentage Discounted VWAP	Conversion Price*	Percentage of Discount ($0.10) Compared to Percentage Discounted VWAP
$2.00	$1.95	2.5%	$2.00	$1.90	5.0%
$1.75	$1.70	2.9%	$1.75	$1.65	5.7%
$1.50	$1.45	3.3%	$1.50	$1.40	6.7%
$1.25	$1.20	4.0%	$1.25	$1.15	8.0%
$1.00	$0.95	5.0%	$1.00	$0.90	10.0%
$0.75	$0.70	6.7%	$0.75	$0.65	13.3%
$0.50	$0.45	10.0%	$0.50	$0.40	20.0%
$0.25	$0.20	20.0%	$0.25	$0.15	40.0%
$0.10	$0.05	50.0%	$0.10	$0.001	99.0%
$0.05	$0.001	98.0%	$0.05	$0.001	98.0%

* Minimum conversion price is $0.001 per share (the par value of the common stock).

As a result, as shown above, as the trading price of the Company’s common stock decreases in value, the percentage discount to the Percentage Discounted VWAP which each further $0.05/$0.10 discount results in, increases exponentially, and in certain cases may result in the ultimate conversion price being less than 0, which would result in a conversion price of $0.001 per share, the par value of the Company’s common stock, and the minimum conversion price which the Series C Preferred Stock is convertible at.

The effects of the Fixed Conversion Discounts will be further exacerbated in the event of a reverse stock split of our outstanding common stock. For example, if in the future the Company completes a 1-for-25 reverse stock split of the Company’s outstanding shares of common stock, the $0.05/$0.10 Fixed Conversion Discounts will be automatically adjusted to equal a fixed conversion discount to the Percentage Discounted VWAP of $1.25/$2.50 per share, which will likely result in a conversion price significantly below such values, and any decrease in the Percentage Discounted VWAP below $1.25/$2.50 per share, will result in a conversion price of the Series C Preferred Stock of $0.001 per share.

Interests of Directors, Officers and Affiliates

None of our current directors, officers or affiliates has an interest in the Series C Preferred Stock.

Registration Rights

We have agreed to provide piggy back registration rights for the resale of the shares of common stock issuable upon conversion of the Series C Preferred Stock. Upon such registration, these shares will be freely tradable in the public market without restriction (other than restrictions imposed on any affiliates of the Company).

Vote Required

A majority of the votes cast is required by the NYSE American rules to approve the issuance of such number of shares of common stock exceeding 19.99% of our outstanding common stock, issuable upon conversion of the 525 shares of Series C Preferred Stock sold pursuant to the terms of the February 2020 Purchase Agreement, including shares issuable for dividends and conversion premiums thereon and to ratify the terms of such February 2020 Purchase Agreement. Abstentions will have the same practical effect as votes against this Proposal. Broker non-votes will have no effect on the outcome of this Proposal.

Consequences of Not Approving this Proposal

If we do not obtain stockholder approval of this Proposal at the Special Meeting, we may choose to seek stockholder approval of this Proposal again at a later date, or may be required to redeem the Series C Preferred Stock sold in February 2020 at maturity for cash, which we estimate would total approximately $5,775,000.

Recommendation of Our Board

Our Board has unanimously determined that the issuance of shares of common stock upon the conversion of the Series C Preferred Stock (including shares issuable for dividends and conversion premiums thereon) is fair to, and advisable and in the best interests of, the Company and our stockholders. Our Board unanimously recommends that stockholders vote “FOR” the issuance of such number of shares of common stock exceeding 19.99% of our outstanding common stock, issuable upon conversion of the 525 shares of Series C Preferred Stock sold under the February 2020 Purchase Agreement, including shares issuable for dividends and conversion premiums thereon and ratification of the terms of such February 2020 Purchase Agreement.

 PROPOSAL 3

ADJOURNMENT OF THE SPECIAL MEETING

Our stockholders may be asked to consider and act upon one or more adjournments of the Special Meeting, if necessary or appropriate, to solicit additional proxies in favor of any or all of the other Proposals set forth in this Proxy Statement.

If a quorum is not present at the Special Meeting, our stockholders may be asked to vote on the Proposal to adjourn the Special Meeting to solicit additional proxies. If a quorum is present at the Special Meeting, but there are not sufficient votes at the time of the Special Meeting to approve one or more of the Proposals, our stockholders may also be asked to vote on the Proposal to approve the adjournment of the Special Meeting to permit further solicitation of proxies in favor of the other Proposals. However, a stockholder vote may be taken on one of the Proposals in this Proxy Statement prior to any such adjournment if there are sufficient votes for approval on such Proposal.

If the adjournment Proposal is submitted for a vote at the Special Meeting, and if our stockholders vote to approve the adjournment Proposal, the meeting will be adjourned to enable the Board to solicit additional proxies in favor of one or more Proposals. If the adjournment Proposal is approved, and the Special Meeting is adjourned, the Board will use the additional time to solicit additional proxies in favor of any of the Proposals to be presented at the Special Meeting, including the solicitation of proxies from stockholders that have previously voted against the relevant Proposal.

The Board believes that, if the number of voting shares voting in favor of any of the Proposals presented at the Special Meeting is insufficient to approve a Proposal, it is in the best interests of our stockholders to enable the Board, for a limited period of time, to continue to seek to obtain a sufficient number of additional votes in favor of the Proposal. Any signed proxies received by us in which no voting instructions are provided on such matter will be voted in favor of an adjournment in these circumstances. The time and place of the adjourned meeting will be announced at the time the adjournment is taken. Any adjournment of the Special Meeting for the purpose of soliciting additional proxies will allow our stockholders who have already sent in their proxies to revoke them at any time prior to their use at the Special Meeting as adjourned or postponed.

Vote Required

The approval of the adjournment of the Special Meeting, if necessary or appropriate, to another place, date or time, if deemed necessary or appropriate, in the discretion of the Board of Directors, requires the vote of a majority of the shares of stock entitled to vote which are present, in person or by proxy at the Special Meeting. As a result, abstentions will have the same practical effect as votes against this Proposal. Broker non-votes will have no effect on the outcome of this Proposal. For the approval of the adjournment, you may vote “FOR” or “AGAINST” or abstain from voting.

Board Recommendation

The Board recommends that you vote “FOR” the approval of the adjournment of the Special Meeting, if necessary or appropriate, to another place, date or time, if deemed necessary or appropriate, in the discretion of the Board of Directors.

 OTHER INFORMATION

Principal Stockholders

The following table presents certain information as of January 28, 2020, as to:

●	each stockholder known by us to be the beneficial owner of more than five percent of our outstanding shares of common stock,

●	each director,

●	each executive officer named in the Named Executive Officer Compensation table of our Annual Report on Form 10-K, and

●	all directors and executive officers as a group.

The percentages shown in the table under the column “Percent” are based on 5,000,000 shares of common stock outstanding as of January 28, 2020.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting and/or investing power with respect to securities. These rules generally provide that shares of common stock subject to options, warrants or other convertible securities that are currently exercisable or convertible, or exercisable or convertible within 60 days of the Record Date, are deemed to be outstanding and to be beneficially owned by the person or group holding such options, warrants or other convertible securities for the purpose of computing the percentage ownership of such person or group, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person or group.

To our knowledge, except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to applicable community property laws. Unless otherwise indicated, the address for each of the officers or directors listed in the table below is 1415 Louisiana, Suite 3500, Houston, Texas 77002.

Stockholder	Number of Shares of Common Stock	Percent of Common Stock
Executive Officers and Directors
Louis G. Schott	—	—%
Robert Schleizer	—	—%
Fred S. Zeidman	—	—%
James G. Miller	—	—%
Anthony C. Schnur (+)(1)	1	* %
Richard N. Azar II (+)(2)	7	* %
Paul A. Pinkston (+)(3)	—	—%
All Executive Officers and Directors as a Group (Four Persons)	—	—%

Greater than 5% Stockholders

Discover Growth Fund (4)	499,500	9.99%

* Indicates beneficial ownership of less than 1% of the outstanding common stock.

(+) Named Executive Officer who no longer has any affiliation or contact with the Company. Information disclosed is based solely on our review of our record stockholders’ list, without independent verification, and including for purposes of the table above, ownership only in the name of the applicable holder and those entities which the holder is listed as a contact person for. The applicable stockholder may actually beneficially own more or less shares than as disclosed above.

(1) Address: 9 Silverstrand Place, the Woodlands, Texas 77381.

(2) Address: P.O. Box 6172 San Antonio, Texas 78209.

(3) Address: 8407 Hatton Street, Houston, Texas 77025.

(4) 103 South Church Street, 4th Floor, Grand Cayman KYI-002, Cayman Islands. The holder holds 2,294 shares of Series C Redeemable Convertible Preferred Stock; provided that the Company may not issue shares which, when aggregated with all other shares of common stock then deemed beneficially owned by the holder, would result in the reporting person holding at any one time more than 9.99% of all common stock outstanding immediately after giving effect to such issuance. To the best of the Company’s knowledge, David Sims has voting and dispositive control over the securities held by Discover Growth Fund.

Dissenters’ Rights

Under Nevada law there are no dissenters’ rights available to our stockholders in connection with any of the Proposals.

Other Matters

The Board of Directors knows of no other business to be brought before the Special Meeting. If, however, any other business should properly come before the Special Meeting, the persons named in the accompanying proxy will vote the proxy in accordance with applicable law and as they may deem appropriate in their discretion, unless directed by the proxy to do otherwise.

Interest of Certain Persons in or Opposition to Matters to Be Acted Upon

(a)	No officer or director of the Company has any substantial interest in the matters to be acted upon, other than his role as an officer or director of the Company.

(b)	No director of the Company has informed the Company that he intends to oppose the action taken by the Company set forth in this proxy statement.

Additional Information

Our Annual Report to Stockholders on Form 10-K covering the fiscal year ended March 31, 2019, our Quarterly Reports on Form 10-Q and other information are available on our website (www.camber.energy) and may also be obtained by calling (210) 998-4035 or writing to the address below:

Camber Energy, Inc.

1415 Louisiana, Suite 3500

Houston, Texas 77002

Attn: Secretary

The persons designated to vote shares covered by our Board’s proxies intend to exercise their judgment in voting such shares on other matters that may properly come before the meeting. Management does not expect that any matters other than those referred to in this Proxy Statement will be presented for action at the meeting.

Stockholder Proposals for 2021 Annual Meeting of Stockholders and 2021 Proxy Materials

Proposals of holders of our voting securities intended to be presented at our 2021 fiscal year Annual Meeting of stockholders and included in our proxy statement and form of proxy relating to such meeting pursuant to Rule 14a-8 of Regulation 14A must be received by us, addressed to our Secretary, at our principal executive offices at 1415 Louisiana, Suite 3500, Houston, Texas 77002, not earlier than the close of business on November 11, 2020, and not later than the close of business on December 11, 2020, together with written notice of the stockholder’s intention to present a proposal for action at the fiscal 2021 Annual Meeting of stockholders, unless our annual meeting date occurs more than 30 days before or 30 days after March 11, 2021. In that case, we must receive proposals not earlier than the close of business on the 120th day prior to the date of the fiscal 2021 annual meeting and not later than the close of business on the later of the 90th day prior to the date of the annual meeting or, if the first public announcement of the date of the Annual Meeting is less than 100 days prior to the date of the meeting, the 10th day following the day on which we first make a public announcement of the date of the meeting. The notice must be personally delivered to the Company or sent by first class certified mail, return receipt requested, postage prepaid, and must include the name and address of the stockholder, the number of voting securities held by the stockholder of record, a statement that the stockholder holds such shares beneficially and the text of the proposal to be presented for vote at the meeting, a statement in support of the proposal, and must otherwise comply with Rule 14a-8 of Regulation 14A and the requirements of our Bylaws.

The proposal should state as clearly as possible the proposal and should be accompanied by a supporting statement. The proposal, including the accompanying supporting statement, may not exceed 500 words. Upon receipt of any such proposal, the Company will determine whether or not to include such proposal in the proxy statement and proxy in accordance with regulations governing the solicitation of proxies. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable rules and requirements. As the rules of the SEC make clear, simply submitting a proposal does not guarantee that it will be included.

Documents Incorporated by Reference

In accordance with Item 13(b)(2) of the SEC’s Schedule 14A, certain financial and other information required to be disclosed in connection with “Proposal 2 - Approval of the issuance of such number of shares of common stock exceeding 19.99% of our outstanding common stock, issuable upon conversion of the 525 shares of Series C Preferred Stock, including shares issuable for dividends and conversion premiums thereon, sold pursuant to the February 2020 Purchase Agreement and to approve the terms of such February 2020 Purchase Agreement”, beginning on page 8, of this Proxy Statement are incorporated by reference to the Company’s Annual Report on Form 10-K for the year ended March 31, 2019, as filed with the SEC on July 1, 2019, a copy of which has been made available with this proxy statement, and specifically to the sections included therein entitled as follows: (i) “Selected Financial Data”; (ii) “Financial Statements and Supplementary Data”; (iii) “Management’s Discussion and Analysis of Financial Condition and Results of Operations”; (iv) “Changes in and Disagreements with Accountants on Accounting and Financial Disclosure”; and (v) “Quantitative and Qualitative Disclosures About Market Risk”.  We are delivering to security holders with this Proxy Statement the aforementioned information incorporated by reference in accordance with Item 13(b)(2) of Schedule 14A.

Sincerely,

/s/ Louis G. Schott

Louis G. Schott
Interim Chief Executive Officer

Houston, Texas

February [ ], 2020

APPENDIX A

*090204*

BARBARA K. CEGAVSKE Secretary of State 202 North Carson Street Carson City, Nevada 89701-4201 (775) 684-5708 Website: www.nvsos.gov

Certificate of Amendment
(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation
For Nevada Profit Corporations
(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:
Camber Energy, Inc.

2. The articles have been amended as follows: (provide article numbers, if available)

Article Four Capital Stock is deleted and replaced in its entirety with Article Four set forth on the attachment hereto (which shall have no effect on any previously designated series of preferred stock)

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is:

4. Effective date and time of filing: (optional)	Date:	Time:
(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X
Signature of Officer

*lf any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.	Nevada Secretary of State Amend Profit-After Revised: 1-5-15

ARTICLE FOUR. CAPITAL STOCK

A.	General Authorization.

The Corporation has the authority to issue Thirty-Five Million (35,000,000) shares of stock consisting of:

(1)	Common Stock. Twenty-Five Million (25,000,000) shares of common stock, having a par value of $0.001 per share (the “Common Stock”); and

(2)	Preferred Stock. Ten Million (10,000,000) shares of Preferred Stock having a par value of $0.001 per share (the “Preferred Stock”).

All capital stock when issued shall be fully paid and nonassessable. No holder of shares of stock of this Corporation is entitled as such to any pre-emptive or preferential rights to subscribe to any unissued stock or any other securities which the Corporation may now or hereafter issue.

B.	Common Stock.

(1)	Number of Shares. The Common Stock shall consist of Twenty-Five Million (25,000,000) shares.

(2)

Voting. Except as provided in these Articles of Incorporation or by applicable law, each holder of Common Stock is entitled to one vote for each share of Common Stock held of record on all matters as to which Common Stockholders are entitled to vote, which voting rights shall not be cumulative in any election of Directors.

(3)

Other Rights. Each share of Common Stock issued and outstanding shall be identical in all respects with each other such share, and no dividends shall be paid on any shares of Common Stock unless the same dividend is paid on all shares of Common Stock outstanding at the time of such payment. Except for and subject to those rights expressly granted to the holders of Preferred Stock and except as may be provided by the laws of the State of Nevada, the Common Stockholders shall have all other rights of stockholders.

C.	Preferred Stock.

Subject to the terms contained in any designation of a series of Preferred Stock, the Board of Directors is expressly authorized, at any time and from time to time, to fix, by resolution or resolutions, the following provisions for shares of any class or classes of Preferred Stock of the Corporation:

(1)

The designation of such class or series, the number of shares to constitute such class or series which may be increased (but not below the number of shares of that class or series then outstanding) by a resolution of the Board of Directors;

(2)	Whether the shares of such class or series shall have voting rights, in addition to any voting rights provided by law, and if so, the terms of such voting rights;

(3)

The dividends, if any, payable on such class or series, whether any such dividends shall be cumulative, and, if so, from what dates, the conditions and dates upon which such dividends shall be payable, and the preference or relation which such dividends shall bear to the dividends payable on any share of stock of any other class or any other shares of the same class;

(4)

Whether the shares of such class or series shall be subject to redemption by the Corporation, and, if so, the times, prices and other conditions of such redemption or a formula to determine the times, prices and such other conditions;

(5)

The amount or amounts payable upon shares of such series upon, and the rights of the holders of such class or series in, the voluntary or involuntary liquidation, dissolution or winding up, or upon any distribution of the assets, of the Corporation;

(6)

Whether the shares of such class or series shall be subject to the operation of a retirement or sinking fund, and, if so, the extent to and manner in which any such retirement or sinking fund shall be applied to the purchase or redemption of the shares of such class or series for retirement or other corporate purposes and the terms and provisions relative to the operation thereof;

(7)

Whether the shares of such class or series shall be convertible into, or exchangeable for, shares of stock of any other class or any other series of the same class or any other securities and, if so, the price or prices or the rate or rates of conversion or exchange and the method, if any, of adjusting the same, and any other terms and conditions of conversion or exchanges;

(8)

The limitations and restrictions, if any, to be effective while any shares of such class or series are outstanding upon the payment of dividends or the making of other distributions on, and upon the purchase, redemption or other acquisition by the Corporation of the Common Stock or shares of stock of any other class or any other series of the same class;

(9)

The conditions or restrictions, if any, upon the creation of indebtedness of the Corporation or upon the issuance of any additional stock, including additional shares of such class or series or of any other series of the same class or of any other class;

(10)

The ranking (be it pari passu, junior or senior) of each class or series vis-à-vis any other class or series of any class of Preferred Stock as to the payment of dividends, the distribution of assets and all other matters;

(11)

Facts or events to be ascertained outside the articles of incorporation of the Corporation, or the resolution establishing the class or series of stock, upon which any rate, condition or time for payment of distributions on any class or series of stock is dependent and the manner by which the fact or event operates upon the rate, condition or time of payment;

(12)

Any other powers, preferences and relative, participating, optional and other special rights, and any qualifications, limitations and restrictions thereof, insofar as they are not inconsistent with the provisions of the Articles of Incorporation of this Corporation, to the full extent permitted by the laws of the State of Nevada.

The powers, preferences and relative, participating, optional and other special rights of each class or series of Preferred Stock, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding.

APPENDIX B

STOCK PURCHASE AGREEMENT

This Stock Purchase Agreement (“Agreement”) is made and entered into on February 3, 2020 (“Effective Date”), by and between Camber Energy, Inc., a Nevada corporation (“Company”), and the investor whose name appears on the signature page hereto (“Investor”).

Recitals

A.         The parties desire that, upon the terms and subject to the conditions herein, Investor will purchase $5 million in shares of Series C Redeemable Convertible Preferred Stock of the Company; and

B.         The offer and sale of the Securities provided for herein are being made pursuant to the exemptions from registration under Section 4(a)(2) of the Act as a transaction by an issuer not involving any public offering, and as an offshore private placement of restricted securities pursuant to Rule 506 of Regulation D.

Agreement

In consideration of the foregoing, the receipt and adequacy of which are hereby acknowledged, Company and Investor agree as follows:

I.          Definitions. In addition to the terms defined elsewhere in this Agreement and the Transaction Documents, capitalized terms that are not otherwise defined have the meanings set forth in the Glossary of Defined Terms attached hereto as Exhibit 1 or the other Transaction Documents.

II.	Purchase and Sale.

A.         Purchase Amount.  Subject to the terms and conditions herein and the satisfaction of the conditions to Closings set forth below, Investor hereby irrevocably agrees (pursuant to the terms of this Agreement below, including the Company Option), to purchase 525 Preferred Shares at $10,000.00 per share (“Face Value”) with a 5.0% original issue discount (“OID”) for the sum of $5,000,000.00 (“Purchase Amount”).

B.         Deliveries. The following documents will be fully executed and delivered at the Closing:

1.	This Agreement;

2.	Legal Opinion, in the form attached hereto as Exhibit 2;

3.	Officer’s Certificate, in the form attached hereto as Exhibit 3;

4.	Secretary’s Certificate, in the form attached hereto as Exhibit 4; and

5.	A stock certificate or transfer Agent book entry for the number of purchased Preferred Shares in the name of Investor.

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C.          Closing Conditions. The consummation of the transactions contemplated by this Agreement (each, a “Closing”) is subject to the satisfaction of each of the following conditions:

1.         All documents, instruments and other writings required to be delivered by Company to Investor pursuant to any provision of this Agreement or in order to implement and effect the transactions contemplated herein have been fully executed and delivered, including without limitation those enumerated in Section II.B above;

2.         The Common Stock is listed for and currently trading on the same or higher Trading Market and Company is in compliance with all requirements to maintain listing on the Trading Market and there is no notice of any suspension or delisting with respect to the trading of the shares of Common Stock on such Trading Market;

3.         The representations and warranties of Company and Investor set forth in this Agreement are true and correct in all material respects as if made on such date (except for representations and warranties expressly made as of a specified date, which will be true as of such date);

4.         Except for those prior breaches known to or identified by Investor prior to the Effective Date, or which have been waived by the Investor, no material breach or default has occurred under any Transaction Document with respect to any Preferred or any other agreement between Company and Investor or any Affiliate of Investor;

5.         There is not then in effect any law, rule or regulation prohibiting or restricting the transactions contemplated in any Transaction Document, or requiring any consent or approval which will not have been obtained, other than Approval, nor is there any completed, pending, threatened or, to Company’s knowledge, contemplated proceeding or investigation which may have the effect of prohibiting or adversely affecting any of the transactions contemplated by this Agreement, including without limitation the sale, issuance, listing, trading, or resale of any Shares on the Trading Market; no statute, rule, regulation, executive order, decree, ruling or injunction will have been enacted, entered, promulgated or adopted by any court or governmental authority of competent jurisdiction that prohibits the transactions contemplated by this Agreement, and no actions, suits or proceedings will be completed, in progress, pending, threatened or, to Company’s knowledge, contemplated by any person other than Investor or any Affiliate of Investor, that seek to enjoin or prohibit the transactions contemplated by this Agreement; and

7.         Any rights of first refusal, preemptive rights, rights of participation, or any similar right to participate in the transactions contemplated by this Agreement, if any, have been waived in writing.

D.         Closing. Immediately when all conditions set forth in Section II.C have been fully satisfied, Company will issue and sell to Investor and Investor will purchase 525 Preferred Shares by payment to Company of $5,000,000.00, by wire transfer of immediately available funds to an account designated by Company (the “Closing”).

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III.	Representations and Warranties.

A.         Representations Regarding Transaction. Except as set forth under the corresponding section of the Disclosure Schedules, if any, Company hereby represents and warrants to, and as applicable covenants with, Investor as of the Closing:

1.         Organization and Qualification. Company and each Subsidiary is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, as applicable, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted, except where the failure to do so would not reasonably be expected to result in a Material Adverse Effect. Neither Company nor any Subsidiary is in violation or default of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents, except as would not reasonably be expected to result in a Material Adverse Effect. Each of Company and each Subsidiary is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not reasonably be expected to result in a Material Adverse Effect and there is no completed, pending or, to the knowledge of Company, contemplated or threatened proceeding in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

2.         Authorization; Enforcement. Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its obligations hereunder or thereunder. The execution and delivery of each of the Transaction Documents by Company and the consummation by it of the transactions contemplated hereby or thereby have been duly authorized by all necessary action on the part of Company and no further consent or action is required by Company. Each of the Transaction Documents has been, or upon delivery will be, duly executed by Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of Company, enforceable against Company in accordance with its terms, except (a) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (b) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (c) insofar as indemnification and contribution provisions may be limited by applicable law.

3.         No Conflicts.  The execution, delivery and performance of the Transaction Documents by Company, the issuance and sale of the Shares and the consummation by Company of the other transactions contemplated thereby do not and will not (a) conflict with or violate any provision of Company’s or any Subsidiary’s certificate or articles of incorporation, bylaws or other organizational or charter documents, (b) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of Company or any Subsidiary, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any material agreement, credit facility, debt or other instrument

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(evidencing Company or Subsidiary debt or otherwise) or other understanding to which Company or any Subsidiary is a party or by which any property or asset of Company or any Subsidiary is bound or affected, (c) conflict with or result in a violation of any material law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which Company or a Subsidiary is subject (including U.S. federal and state securities laws and regulations), or by which any material property or asset of Company or a Subsidiary is bound or affected, or (d) conflict with or violate the terms of any material agreement by which Company or any Subsidiary is bound or to which any property or asset of Company or any Subsidiary is bound or affected; except in the case of each of clauses (b), (c) and (d), such as would not reasonably be expected to result in a Material Adverse Effect.

4.         Litigation. Except as set forth in Schedule III.A.4, there is no action, suit, inquiry, notice of violation, proceeding or investigation pending, threatened, or, to the knowledge of Company, contemplated against or affecting Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”), which would reasonably be expected to adversely affect or challenge the legality, validity or enforceability of any of the Transaction Documents or the issuance, listing, trading, or resale of any Shares on the Trading Market. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by Company or any Subsidiary under the Exchange Act or the Act.

5.         Filings, Consents and Approvals. Except as set forth in Schedule III.A.5, neither Company nor any Subsidiary is required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by Company of the Transaction Documents, other than required federal and state securities filings and such filings and approvals as are required to be made or obtained under the applicable Trading Market rules in connection with the transactions contemplated hereby, each of which has been, or if not yet required to be filed will be, timely filed.

6.         Issuance of Shares. The Shares are duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens.

7.         Disclosure; Non-Public Information. Company will issue a press release and timely file a current report on Form 8-K (“Current Report”) by 8:30 am Eastern time on the Trading Day after the Effective Date describing the material terms and conditions of this Agreement, a copy of which will be provided to Investor prior to the Effective Date. All information that Company has provided to Investor that constitutes or might constitute material, non-public information will be included in the Current Report. Notwithstanding any other provision, except with respect to information that will be, and only to the extent that it actually is, timely publicly disclosed by Company by the date of Approval, neither Company nor any other Person acting on its behalf has provided Investor or its representatives, agents or attorneys with any information that constitutes or might constitute material, non-public information, including without limitation this Agreement and the Exhibits and Disclosure Schedules hereto.

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No information contained in the Disclosure Schedules constitutes material non-public information. There is no adverse material information regarding Company that has not been publicly disclosed prior to the Effective Date. Company understands and confirms that Investor will rely on the foregoing representations and covenants in effecting transactions in securities of Company. All disclosure provided to Investor regarding Company, its business and the transactions contemplated hereby, including without limitation the Disclosure Schedules, furnished by or on behalf of Company with respect to the representations and warranties made herein are true and correct in all material respects and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

8.        No Integrated Offering. Neither Company, nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering to be integrated with prior offerings by Company that cause a violation of the Act or any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of the Trading Market.

9.        Financial Condition. Except as set forth on Schedule III.A.9, the Public Reports set forth as of the dates thereof all outstanding secured and unsecured Indebtedness of Company or any Subsidiary, or for which Company or any Subsidiary has commitments, and any material default with respect to any Indebtedness. Company does not intend to incur debts beyond its ability to pay such debts as they mature, taking into account the timing and amounts of cash to be payable on or in respect of its debt.

10.       Section 5 Compliance. No representation or warranty or other statement made by Company in the Transaction Documents contains any untrue statement or omits to state a material fact necessary to make any of them, in light of the circumstances in which it was made, not misleading. Company is not aware of any facts or circumstances that would cause the transactions contemplated by the Transaction Documents, when consummated, to violate Section 5 of the Act or other federal or state securities laws or regulations.

11.      Investment Company. Company is not, and is not an Affiliate of, and immediately after receipt of payment for the Preferred Shares, will not be or be an Affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended. Company will conduct its business in a manner so that it will not become subject to the Investment Company Act.

12.      Acknowledgments Regarding Investor. Company’s decision to enter into this Agreement has been based solely on the independent evaluation by Company and its representatives, and Company acknowledges and agrees that:

a.         Investor is not, has never been, and as a result of the transactions contemplated by the Transaction Documents will not become an officer, director, insider, control person, to Company’s knowledge, 10% or greater shareholder, or otherwise an affiliate of Company as defined under Rule 12b-2 of the Exchange Act;

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b.         Investor and Investor’s representatives have not made and do not make any representations, warranties or agreements with respect to the Shares, this Agreement, or the transactions contemplated by the Transaction Documents other than those specifically set forth in Section III.C below; Company has not relied upon, and expressly disclaims reliance upon, any and all written or oral statements or representations made by any persons prior to this Agreement;

c.         The conversion of Preferred Shares and resale of Conversion Shares will result in dilution, which may be substantial; the number of Conversion Shares will increase in certain circumstances; and Company’s obligation to issue and deliver Conversion Shares in accordance with this Agreement and the Certificate of Designations is absolute and unconditional regardless of the dilutive effect that such issuances may have; and

d.         Investor is acting solely in the capacity of arm’s length purchaser with respect to this Agreement and the transactions contemplated hereby; neither Investor nor any of its Affiliates, agents or representatives has or is acting as a legal, financial, investment, accounting, tax or other advisor to Company, or fiduciary of Company, or in any similar capacity; neither Investor nor any of its Affiliates, agents or representatives has provided any legal, financial, investment, accounting, tax or other advice to Company; any statement made in connection with this Agreement or the transactions contemplated hereby is not advice or a recommendation, and is merely incidental to Investor’s purchase of the Shares.

13.       Prior Agreements. Investor has at all times fully and completely complied in all respects with the Prior Agreements. All Delivery Notices and all calculations relating to the Prior Agreements provided to Company by Investor or its representatives prior to the Effective Date of this Agreement were and are fully correct and accurate in all respects. All Delivery Notices and calculations provided to Company by Investor or its representatives prior to the Effective Date are hereby acknowledged and deemed to be correct for any and all purposes.

14.       Approval. Company will use its commercially reasonable best efforts to obtain an exception to any shareholder approval requirement from NYSE American or to obtain Approval, and additional listing of all Conversion Shares as soon as possible, and in any event within 90 days of the Effective Date.

15.       No Bad Actor Disqualification. Neither Company, any predecessor of Company, any affiliate of Company, any director, executive officer, other officer of Company participating in the offering, or any beneficial owner of 20% or more of Company’s outstanding voting equity securities is subject to any bad actor disqualification as provided in Rule 506(d) of Regulation D, and Company is not aware of any facts or circumstances that, with the passage of time, would reasonably be expected to cause such disqualification.

16.       Shell Status. Company is not now and has never been a shell company as defined in Rule 12b-2 of the Exchange Act.

B.           Representations Regarding Company. Except as set forth in any Public Reports or attached exhibits as of the Effective Date, or under the corresponding section of the Disclosure

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Schedules, if any, Company hereby represents and warrants to, and as applicable covenants with, Investor as of the Closing:

1.         Capitalization. The capitalization of the Company as of the Effective Date is as described in the Public Reports. No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents which has not been waived or satisfied. Except as a result of the purchase and sale of the Shares, the Prior Securities, or as otherwise disclosed on Schedule III.B.1, there are no outstanding options, warrants, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which Company or any Subsidiary is or may become bound to issue additional shares of Common Stock or securities convertible into or exercisable for shares of Common Stock. The issuance and sale of the Shares will not obligate Company to issue shares of Common Stock or other securities to any Person, other than Investor, and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange, or reset price under such securities. All of the outstanding shares of capital stock of Company are validly issued, fully paid and nonassessable, have been issued in material compliance with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. Except as disclosed on Schedule III.B.1, no further approval or authorization of any stockholder, the Board of Directors of Company or others is required for the issuance and sale of the Shares. There are no stockholders agreements, voting agreements or other similar agreements with respect to Company’s capital stock to which Company is a party or, to the knowledge of Company, between or among any of Company’s stockholders.

2.         Subsidiaries. All of the direct and indirect subsidiaries of Company are set forth in the Public Reports or the corresponding section of the Disclosure Schedules. Company owns, directly or indirectly, all of the capital stock or other equity interests of each Subsidiary, and all of such directly or indirectly owned capital stock or other equity interests are owned free and clear of any Liens. All the issued and outstanding shares of capital stock of each Subsidiary are duly authorized, validly issued, fully paid, nonassessable and free of preemptive and similar rights to subscribe for or purchase securities.

3.         Public Reports; Financial Statements. The Company has filed all required Public Reports for the one year preceding the Effective Date. As of their respective dates or as subsequently amended, the Public Reports complied in all material respects with the requirements of the Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, as applicable, and none of the Public Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of Company included in the Public Reports, as amended, comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with GAAP, except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited

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financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

4.         Material Changes. Since the end of the most recent year for which an Annual Report on Form 10-K has been filed with the Commission, except as disclosed on Schedule III.B.4, (a) there has been no event, occurrence or development that has had, or that would reasonably be expected to result in, a Material Adverse Effect, (b) Company has not incurred any liabilities (contingent or otherwise) other than (i) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice, and (ii) liabilities not required to be reflected in Company’s financial statements pursuant to GAAP or required to be disclosed in filings made with the Commission, (c) Company has not altered its method of accounting, (d) Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock, and (e) Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company equity incentive plans. Company does not have pending before the Commission any request for confidential treatment of information.

5.         Litigation. Except as disclosed on Schedule III.B.8, there is no Action completed, pending, threatened or, to the knowledge of Company, contemplated, that would reasonably be expected to result in a Material Adverse Effect. Neither Company nor any Subsidiary, nor any director or officer thereof, nor to the knowledge of Company any greater than 5% shareholder or any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, is not pending or threatened, or to the knowledge of Company, is not contemplated, any investigation by the Commission, Department of Justice or law enforcement involving Company or any current or former director or officer of Company, or to the knowledge of Company greater than 5% shareholder of Company.

6.         No Bankruptcy. There has not been any petition or application filed, or any judicial or administrative proceeding commenced which has not been discharged, by or against the Company or any Subsidiary or with respect to any of the properties or assets of Company or any Subsidiary under any applicable law relating to bankruptcy, insolvency, reorganization, fraudulent transfer, compromise, arrangement of debt, creditors’ rights and no assignment has been made by the Company or any Subsidiary for the benefit of creditors.

7.         Labor Relations. No material labor dispute exists or, to the knowledge of Company, is imminent with respect to any of the employees of Company, which would reasonably be expected to result in a Material Adverse Effect.

8.         Compliance. Neither Company nor any Subsidiary (a) is in material default under or in material violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by Company or any Subsidiary under), nor has Company or any Subsidiary received notice of a claim that it is in material default under or that it is in material violation of, any indenture, loan or credit agreement or any

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other similar agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (b) is in violation of any order of any court, arbitrator or governmental body, or (c) is or has been in violation of any statute, rule or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws applicable to its business, except in each case as would not reasonably be expected to have a Material Adverse Effect.

9.         Regulatory Permits. Company and each Subsidiary possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the Public Reports, except where the failure to possess such permits would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect (“Material Permits”), and neither Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

10.        Title to Assets. Except as disclosed on Schedule III.B.10, Company and each Subsidiary have good and marketable title in fee simple to all real property owned by them that is material to the business of Company and each Subsidiary and good and marketable title in all personal property owned by them that is material to the business of Company and each Subsidiary, in each case free and clear of all Liens, except for Liens that do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by Company and each Subsidiary and Liens for the payment of federal, state or other taxes, the payment of which is neither delinquent nor subject to penalties. Any real property and facilities held under lease by Company and each Subsidiary are held by them under valid, subsisting and enforceable leases of which Company and each Subsidiary are in compliance.

11.        Patents and Trademarks. Company and each Subsidiary have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses and other similar rights that are necessary or material for use in connection with their respective businesses as described in the Public Reports and which the failure to do so would have a Material Adverse Effect (collectively, “Intellectual Property Rights”). Neither Company nor any Subsidiary has received a written notice that the Intellectual Property Rights used by Company or any Subsidiary violates or infringes upon the rights of any Person. To the knowledge of Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights of Company or each Subsidiary.

12.        Insurance. Company and each Subsidiary are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which Company and each Subsidiary are engaged, including but not limited to directors and officers insurance coverage at least equal to the Purchase Amount. To Company’s knowledge, such insurance contracts and policies are accurate and complete in all material respects. Neither Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without an increase in cost that would constitute a Material Adverse Effect.

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13.        Transactions with Affiliates and Employees. None of the officers or directors of Company and, to the knowledge of Company, none of the employees of Company is presently a party to any transaction with Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner, in each case in excess of $120,000 other than (i) for payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of Company and (iii) for other employee benefits, including stock option agreements under any equity incentive plan of Company.

14.        Sarbanes-Oxley; Internal Accounting Controls. Company is in material compliance with all provisions of the Sarbanes-Oxley Act of 2002, which are applicable to it as of the date of the Closing. Company presented in its most recently filed periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of Company’s disclosure controls and procedures based on their evaluations as of the evaluation date. Since the date of the most recently filed periodic Public Report, there have been no significant changes in Company’s internal accounting controls or its disclosure controls and procedures or, to Company’s knowledge, in other factors that could materially affect Company’s internal accounting controls or its disclosure controls and procedures.

15.        Certain Fees. No brokerage or finder’s fees or commissions are or will be payable to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement. Notwithstanding any other provision, Investor will have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this section that may be due in connection with the transactions contemplated by this Agreement or the other Transaction Documents.

16.        Registration Rights. Except as disclosed on Schedule III.B.16 no Person has any right to cause Company to effect the registration under the Act of any securities of Company.

17.        Listing and Maintenance Requirements. The Common Stock is registered pursuant to Section 12 of the Exchange Act, and Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act nor has Company received any notification that the Commission is contemplating terminating such registration. Except as disclosed on Schedule III.B.17, Company has not, in the 12 months preceding the Effective Date, received notice from any Trading Market on which the Common Stock is or has been listed or quoted to the effect that Company is not in compliance with the listing or maintenance requirements of such Trading Market. Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements.

18.        Application of Takeover Protections. Company and its Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share

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acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under Company’s Certificate of Incorporation (or similar charter documents) or the laws of its state of incorporation that is or could become applicable to Investor as a result of Investor and Company fulfilling their obligations or exercising their rights under the Transaction Documents, including without limitation Company’s issuance of the Shares and Investor’s ownership of the Shares.

19.        Tax Status. Company and each of its Subsidiaries has made or filed all federal, state and foreign income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that Company and each of its Subsidiaries has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes). Company has not executed a waiver with respect to the statute of limitations relating to the assessment or collection of any foreign, federal, statute or local tax. None of Company’s tax returns is presently being audited by any taxing authority. Company would not be classified as a PFIC for its most recently completed taxable year, and does not expect to be classified as a PFIC for its current taxable year.

20.        Foreign Corrupt Practices. Neither Company, nor to the knowledge of Company, any agent or other person acting on behalf of Company, has (a) directly or indirectly, used any corrupt funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (b) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (c) failed to disclose fully any contribution made by Company, or made by any person acting on its behalf of which Company is aware, which is in violation of law, or (d) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended.

21.        Accountants. Company’s accountants are set forth in the Public Reports and such accountants are an independent registered public accounting firm.

22.        No Disagreements with Accountants or Lawyers. There are no material disagreements presently existing, or reasonably anticipated by Company to arise, between Company and the accountants or lawyers formerly or presently employed by Company.

23.        Powers of Attorney. There are no outstanding powers of attorney executed on behalf of the Company or any Subsidiary, except such as would not reasonably be expected to result in a Material Adverse Effect.

24.        Computer and Technology Security. Company has taken all reasonable steps to safeguard the information technology systems utilized in the operation of the business of Company, including the implementation of procedures to minimize the risk that such information technology systems have any disabling codes or instructions, timer, copy protection device, clock, counter or other limiting design or routing and any back door, virus, malicious code or other software routines or hardware components that in each case permit unauthorized access or the unauthorized disablement or unauthorized erasure of data or other software by a third party, and, to Company’s knowledge, to date there have been no successful unauthorized intrusions or breaches of the security of the information technology systems.

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25.        Data Privacy. Company has: (a) complied with, and is presently in compliance with, all applicable laws in connection with data privacy, information security, data security and/or personal information; (b) complied with, and is presently in material compliance with, its policies and procedures applicable to data privacy, information security, data security, and personal information; (c) not experienced any incident in which personal information or other sensitive data was or may have been stolen or improperly accessed; and Company is not aware of any facts suggesting the likelihood of the foregoing, including without limitation, any breach of security or receipt of any notices or complaints from any Person regarding personal information or other data.

C.         Representations and Warranties of Investor. Investor hereby represents and warrants to Company as of the Closing as follows:

1.         Organization; Authority. Investor is an entity validly existing and in good standing under the laws of the jurisdiction of its organization with full right, company power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations thereunder. The execution, delivery and performance by Investor of the transactions contemplated by this Agreement have been duly authorized by all necessary company or similar action on the part of Investor. Each Transaction Document to which it is a party has been, or will be, duly executed by Investor, and when delivered by Investor in accordance with the terms hereof, will constitute the valid and legally binding obligation of Investor, enforceable against it in accordance with its terms, except

(a) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (b) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies, and (c) insofar as indemnification and contribution provisions may be limited by applicable law.

2.         Investor Status. At the time Investor was offered the Preferred Shares, it was, and at the Effective Date it is: (a) an accredited investor as defined in Rule 501(a) under the Act; and (b) not a registered broker-dealer, member of FINRA, or an affiliate thereof.

3.         Experience of Investor. Investor, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Shares, and has so evaluated the merits and risks of such investment. Investor is able to bear the economic risk of an investment in the Shares and, at the present time, is able to afford a complete loss of such investment.

4.         Ownership. Investor is acquiring the Preferred Shares as principal for its own account. Investor will not engage in hedging transactions with regard to the Conversion Shares unless in compliance with the Act. Investor will not resell, transfer or assign the Preferred Shares, and will resell the Conversion Shares only pursuant to registration under the Act or an available exemption therefrom.

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5.         No Short Sales. Neither Investor nor any Affiliate holds any short position in, nor has engaged in any Short Sales of the Common Stock, or engaged in any hedging transactions with regard to the Shares prior to the Effective Date.

IV.	Securities and Other Provisions.

A.         Investor Due Diligence. Investor will have the right and opportunity to conduct customary due diligence with respect to any Registration Statement or Prospectus in which the name of Investor or any Affiliate of Investor appears.

B.         Furnishing of Information. For as long as Investor owns any Shares, Company will timely file all reports required to be filed by Company pursuant to the Exchange Act. As long as Investor owns any Shares, Company will prepare and make publicly available such information as is required for Investor to sell its Conversion Shares under Rule 144. Company further covenants that, as long as Investor owns any Shares, Company will take such further action as Investor may reasonably request, all to the extent required from time to time to enable Investor to sell its Conversion Shares without registration under the Act within the limitation of the exemptions provided by Rule 144.

C.         Integration. Company will not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security, as defined in Section 2 of the Act, that would be integrated with the offer or sale of the Shares to Investor for purposes of the rules and regulations of any Trading Market such that it would require stockholder approval prior to the closing of such other transaction unless stockholder approval is obtained before the closing of such subsequent transaction.

D.         Disclosure and Publicity. Company will provide to Investor for review and approval prior to filing or issuing any current, periodic or public report, proxy or registration statement, press release, public statement or communication relating to or referencing Investor, any Transaction Documents or the transactions contemplated thereby.

E.         Shareholders Rights Plan. No claim will be made or enforced by Company or, to the knowledge of Company, any other Person that Investor is an “Acquiring Person” under any shareholders rights plan or similar plan or arrangement in effect or hereafter adopted by Company, or that Investor could be deemed to trigger the provisions of any such plan or arrangement, in either such case, by virtue of receiving Shares under the Transaction Documents or under any other agreement between Company and Investor. Company will conduct its business in a manner so that it will not become subject to the Investment Company Act of 1940, as amended.

F.         No Non-Public Information. Company covenants and agrees that neither it nor any other Person acting on its behalf will, provide Investor or its agents or counsel with any information that Company believes or reasonably should believe may constitute material non- public information. Neither Investor nor any Affiliate of Investor has or will have any duty of trust or confidence that is owed directly, indirectly, or derivatively, to Company or the stockholders of Company, or to any other Person who is the source of material non-public information regarding Company. Company understands and confirms that Investor will be

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relying on the foregoing in effecting transactions in securities of Company, including without limitation sales of the Conversion Shares.

G.	Indemnification of Investor.

1.         Obligation to Indemnify. Subject to the provisions of this Section IV.G, Company will indemnify and hold Investor, its Affiliates, managers and advisors, and each of their officers, directors, shareholders, partners, employees, representatives, agents and attorneys, and any person who controls Investor within the meaning of Section 15 of the Act or Section 20 of the Exchange Act (collectively, “Investor Parties” and each a “Investor Party”), harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, reasonable costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation (collectively, “Losses”) that any Investor Party may suffer or incur as a result of or relating to (a) any breach of any of the representations, warranties, covenants or agreements made by Company in this Agreement or in the other Transaction Documents, (b) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, Prospectus, Prospectus Supplement, or any information incorporated by reference therein, or arising out of or based upon any omission or alleged omission to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (c) any action by a creditor or stockholder of Company who is not an Affiliate of an Investor Party, challenging the transactions contemplated by the Transaction Documents; provided, however, that Company will not be obligated to indemnify any Investor Party for any Losses finally adjudicated to be caused solely by (i) a false statement of material fact contained within written information provided by such Investor Party expressly for the purpose of including it in the applicable Registration Statement, Prospectus, Prospectus Supplement, or (ii) such Investor Party’s unexcused material breach of an express provision of this Agreement or another Transaction Document.

2.         Procedure for Indemnification. If any action will be brought against an Investor Party in respect of which indemnity may be sought pursuant to this Agreement, such Investor Party will promptly notify Company in writing, and Company will have the right to assume the defense thereof with counsel of its own choosing. Investor Parties will have the right to employ separate counsel in any such action and participate in the defense thereof, but the reasonable fees and expenses of such counsel will be at the expense of Investor Parties except to the extent that (a) the employment thereof has been specifically authorized by Company in writing, (b) Company has failed after a reasonable period of time to assume such defense and to employ counsel or (c) in such action there is, in the reasonable opinion of such separate counsel, a material conflict with respect to the dispute in question on any material issue between the position of Company and the position of Investor Parties such that it would be inappropriate for one counsel to represent Company and Investor Parties. Company will not be liable to Investor Parties under this Agreement (i) for any settlement by an Investor Party effected without Company’s prior written consent, which will not be unreasonably withheld or delayed; or (ii) to the extent, but only to the extent that a loss, claim, damage or liability is either attributable to Investor’s breach of any of the representations, warranties, covenants or agreements made by Investor in this Agreement or in the other Transaction Documents.  In no event will the Company be liable for the reasonable fees and expenses for more than one separate firm of attorneys (plus local counsel as applicable) to represent all Investor Parties.

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3.         Other than the liability of Investor to Company for uncured material breach of the express provisions of this Agreement, no Investor Party will have any liability to Company or any Person asserting claims on behalf of or in right of Company as a result of acquiring the Shares under this Agreement.

H.        Shareholder Approval. Company will file a preliminary proxy for stockholder approval of this Agreement, the issuance of the Conversion Shares, and an increase in authorized common stock to at least 25 million shares (“Approval”) as soon as possible, and will use its commercially reasonable best efforts to obtain Approval as soon as possible and in any event within 90 days after the Effective Date. Company, its board of directors, and each of its officers and directors will vote all common shares owned or controlled by them and all proxies given to them in favor of the proposal. Company will at all times maintain a reserve from its duly authorized Common Stock for issuance pursuant to the Transaction Documents, authorized shares of Common Stock in an amount equal to thrice the number of shares sufficient to immediately issue all Conversion Shares potentially issuable at such time.

I.          Activity Restrictions. Investor hereby grants an irrevocable proxy to Company’s board of directors to vote all Conversion shares beneficially owned or controlled by Investor as of the record date in favor of Approval. Except for the foregoing, for so long as Investor or any of its Affiliates holds any Shares, neither Investor nor any Affiliate will: (1) vote any shares of Common Stock or Preferred Stock beneficially owned or controlled by it, sign or solicit any proxies except as requested by the Board of Directors of Company, or seek to advise or influence any Person with respect to any voting securities of Company; (2) engage or participate in any actions, plans or proposals which relate to or would result in (a) acquiring additional securities of Company, alone or together with any other Person, which would result in beneficially owning or controlling more than 9.99% of the total outstanding Common Stock or other voting securities of Company, (b) an extraordinary corporate transaction, such as a merger, reorganization or liquidation, involving Company or any of its Subsidiaries, (c) a sale or transfer of a material amount of assets of Company or any of its Subsidiaries, (d) any change in the present board of directors or management of Company, including any plans or proposals to change the number or term of directors or to fill any existing vacancies on the board, (e) any material change in the present capitalization or dividend policy of Company, (f) any other material change in Company’s business or corporate structure, including but not limited to, if Company is a registered closed-end investment company, any plans or proposals to make any changes in its investment policy for which a vote is required by Section 13 of the Investment Company Act of 1940, (g) changes in Company’s charter, bylaws or instruments corresponding thereto or other actions which may impede the acquisition of control of Company by any Person, (h) a class of securities of Company being delisted from a national securities exchange or to cease to be authorized to be quoted in an inter-dealer quotation system of a registered national securities association, (i) a class of equity securities of Company becoming eligible for termination of registration pursuant to Section 12(g)(4) of the Act, or (j) any action, intention, plan or arrangement similar to any of those enumerated above; or (3) request Company or its directors, officers, employees, agents or representatives to amend or waive any provision of this section.

J.         No Shorting. Provided no Trigger Event has occurred, for so long as Investor holds any Shares, neither Investor nor any of its Affiliates will engage in or effect, directly or indirectly, any Short Sale of Common Stock. For the avoidance of doubt, selling against

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delivery of Conversion Shares after delivery of a Conversion Notice is not a Short Sale. There will be no restriction or limitation of any kind on Investor’s right or ability to sell or transfer any or all of the Conversion Shares at any time, in its sole and absolute discretion. Investor may not sell, transfer or assign any Preferred Shares or any of its rights under this Agreement.

K.        Stock Splits. If Company at any time on or after the Effective Date subdivides (by any stock split, stock dividend, recapitalization or otherwise) or combines (by combination, reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a greater or lesser number of shares, the share numbers, prices and other amounts set forth in this Agreement, as in effect immediately prior to such subdivision or combination, will be proportionately reduced or increased, as applicable, effective at the close of business on the date the subdivision or combination becomes effective.

L.         Subsequent Financings. Except as otherwise contemplated in connection with the Merger, as long as Investor holds any Preferred Shares, Company will not: (1) enter into any agreement that in any way restricts its ability to enter into any agreement, amendment or waiver with Investor, including without limitation any agreement to offer, sell or issue to Investor any preferred stock, common stock or other securities of Company; (2) issue or enter into or amend an agreement pursuant to which it may issue any shares of Common Stock, other than (a) for restricted securities with no registration rights, (b) in connection with a strategic acquisition, (c) in an underwritten public offering, or (d) at a fixed price; or (3) issue or amend any debt or equity securities convertible into, exchangeable or exercisable for, or including the right to receive, shares of Common Stock (a) at a conversion price, exercise price or exchange rate or other price that is based upon or varies with, the trading prices of or quotations for the shares of Common Stock at any time after the initial issuance of the security or (b) with a conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of the security or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for the Common Stock. For sake of clarity, Company may enter into an unregistered financing of debt or restricted stock at any fixed price with no registration rights and may undertake the transactions contemplated in connection with Merger without restriction.

M.        Principal Market. Company will timely submit all necessary notification and supporting documentation required for the listing of all possible Conversion Shares with NYSE American, after the approval by the stockholders of the Company of the issuance of such shares, at a duly called stockholders meeting, and will use its commercially reasonable best efforts to obtain approval to list the Conversion Shares as soon as possible, and in any event within 90 days after the Effective Date.

N.         Restrictive Legend. The Shares have not been registered under the Act and may not be resold in the United States unless registered or an exemption from registration is available. Company is required to refuse to register any transfer of the Conversion Shares not made pursuant to registration under the Act or an available exemption from registration. Upon the issuance thereof, and only until such time as the same is no longer required under the applicable securities laws and regulations, the certificates representing any of the Shares will bear a legend in substantially the following form:

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THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO U.S. PERSONS EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE ACT. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT.

Certificates representing Conversion Shares will be issued without such legend or at Investor’s option issued by electronic delivery at the applicable balance account at DTC, if either (i) the Conversion Shares are registered for resale under the Act, or (ii) Investor provides an opinion of its counsel to the effect that the Conversion Shares may be issued without restrictive legend.

O.        Repurchase Obligation. If the Merger does not close by the required date approved by the parties thereto, Company shall, at Investor’s option in its sole and absolute discretion, immediately repurchase from Investor all then outstanding Preferred Shares issued pursuant to this Agreement by paying to Investor 110.0% of the aggregate Face Value of all such shares, by wire transfer of immediately available funds to an account designated by Investor, which funds shall be due no later than one business day after Company’s receipt of the Purchase Amount plus any applicable interest from the counterparty to the Merger.

P.         Repurchase Right. Provided Company has not materially breached this Agreement, Company may at any time, in its sole and absolute discretion, repurchase from Investor all, but not less than all, then outstanding Preferred Shares issued pursuant to this Agreement by paying to Investor 110.0% of the aggregate Face Value of all such shares, by wire transfer of immediately available funds to an account designated by Investor.

Q.        Piggyback Registration Rights. Company will include on the next registration statement Company files with the Commission, or on the subsequent registration statement if such registration statement is withdrawn, all potentially issuable Conversion Shares. This obligation shall not apply to registration statements filed on Form S-4.

R.         Right of First Refusal. If at any time while any Preferred Shares are outstanding, Company has a bona fide offer of equity capital or financing from any person, that Company intends to act upon, then Company must first offer such opportunity to Investor to provide such capital or financing to Company on the same terms as each respective person’s terms. Except as otherwise provided in any Transaction Documents, should Investor be unwilling or unable to provide such capital or financing to Company within 10 Trading Days from Investor’s receipt of written notice of the offer from Company, then Company may obtain such capital or financing from that respective person upon the exact same terms and conditions offered by Company to Investor, which transaction must be completed within 90 days after the date of the notice. If Company does not receive the capital or financing from the respective person within 90 days after the date of the respective notice, then Company must again offer the capital or financing opportunity to Investor as described above, and the process detailed above

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shall be repeated. Notwithstanding anything to the contrary in the foregoing, this provision shall not apply to a debt financing that is not convertible to stock.

S.         Favored Nations. So long as any Preferred Shares are outstanding, upon any issuance by Company or any of its subsidiaries of any security with any term more favorable to the holder of such security or with a term in favor of the holder of such security that was not similarly provided to Investor, then Company will notify Investor of such additional or more favorable term and such term, at Investor’s option, shall become a part of the transaction documents with Investor. The types of terms contained in another security that may be more favorable to the holder of such security include, but are not limited to, terms addressing conversion discounts, prepayment rate, conversion look back periods, interest rates, original issue discounts, stock sale price, private placement price per share, and warrant coverage.

T.         Use of Proceeds. The proceeds from the Purchase Amount will be used by Company as set forth in the Disclosure Schedule.

V.	General Provisions.

A.         Notice. Unless a different time of day or method of delivery is specifically provided in the Transaction Documents, any and all notices or other communications or deliveries required or permitted to be provided hereunder will be in writing and will be deemed given and effective on the earliest of: (a) the date of transmission, if such notice or communication is delivered via facsimile or electronic mail prior to 5:00 p.m. Eastern time on a Trading Day and an electronic confirmation of delivery is received by the sender, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered later than 5:00 p.m. Eastern time or on a day that is not a Trading Day, (c) the next Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or

(d) upon actual receipt by the party to whom such notice is required to be given. The addresses for such notices and communications are such other address as may be designated in writing, in the same manner, by such Person.

B.         Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by Company and Investor or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement will be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor will any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

C.         No Third-Party Beneficiaries. Except as otherwise set forth in Section IV.G, this Agreement and the Transaction Documents will inure solely to the benefit of the parties hereto, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person. Other than the Investor Parties described in Section IV.G, a Person who is not a party to this Agreement will not have any rights under the Contracts (Rights of Third Parties) Law, 2014 of the Cayman Islands to enforce any term of this Agreement or any Transaction Document.

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D.         Fees and Expenses. Except as otherwise provided in this Agreement, each party will pay the fees and expenses of its own advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of the Transaction Documents. Company acknowledges and agrees that Investor’s counsel solely represents Investor, and does not represent Company or its interests in connection with the Transaction Documents or the transactions contemplated thereby. Company will pay all stamp and other taxes and duties, if any, levied in connection with the sale or issuance of the Shares to Investor.

E.         Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement will not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, will incorporate such substitute provision in this Agreement.

F.         Replacement of Certificates. If any certificate or instrument evidencing any Shares is mutilated, lost, stolen or destroyed, Company will issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to Company of such loss, theft or destruction and customary and reasonable indemnity, if requested. The applicants for a new certificate or instrument under such circumstances will also pay any reasonable third-party costs associated with the issuance of such replacement certificates.

G.        Governing Law. All matters between the parties, including without limitation questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents will be governed by and construed and enforced in accordance with the laws of the U.S. Virgin Islands, without regard to the principles of conflicts of law that would require or permit the application of the laws of any other jurisdiction, except for corporation law matters applicable to Company which will be governed by the corporate law of its jurisdiction of formation. The parties hereby waive all rights to a trial by jury. In any action, arbitration or proceeding, including appeal, arising out of or relating to any of the Transaction Documents or otherwise involving the parties, the prevailing party will be awarded its reasonable attorneys’ fees and other costs and expenses reasonably incurred in connection with the investigation, preparation, prosecution or defense of such action or proceeding.

H.        Arbitration. Any dispute, controversy, claim or action of any kind arising out of, relating to, or in connection with this Agreement, or in any way involving Company and Investor or their respective Affiliates, including any issues of arbitrability, will be resolved solely by final and binding arbitration in English before a retired judge at JAMS International, or its successor, in the Territory of the Virgin Islands, pursuant to the most expedited and Streamlined Arbitration Rules and Procedures available. Any interim or final award may be entered and enforced by any court of competent jurisdiction. The final award will include the prevailing party’s reasonable arbitration, expert witness and attorney fees, costs and expenses. Notwithstanding the foregoing, Investor may in its sole discretion bring an action in aid of arbitration.

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I.          Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of Investor and Company will be entitled to specific performance under the Transaction Documents, and equitable and injunctive relief to prevent any actual or threatened breach under the Transaction Documents, to the full extent permitted under applicable laws. Without limitation of the foregoing, Company acknowledges and agrees that the rights and benefits of Investor pursuant to Section I.G.1. of the Certificate of Designations are unique and that no adequate remedy exists at law if Company breaches or fails to timely perform any of its obligations thereunder, that it would be difficult to determine the amount of damages resulting therefrom, that it would cause irreparable injury to Investor, and that any potential harm to Company would be adequately and fully compensable with monetary damages. Accordingly, Investor will be entitled to a compulsory remedy of immediate specific performance, temporary, interim, preliminary and final injunctive relief to enforce the provisions thereof, including without limitation requiring Company and its transfer agent, attorneys, officers and directors to immediately take all actions necessary to issue and deliver the number of Conversion Shares stated by Investor, which requirements will not be stayed for any reason, without the necessity of posting any bond. Company hereby absolutely, unconditionally and irrevocably waives all objections and rights to oppose any motion, application or request by Investor to issue any number of Conversion Shares, and all rights to stay or appeal any resulting order, and any opposition or appeal by Company or on its behalf will be immediately and automatically dismissed. In addition, Company acknowledges and agrees that it would have an adequate remedy at law for any violation of Section I.G.1. of the Certificate of Designations by Investor, that it would not be difficult to determine the amount of damages resulting therefrom, that it would not cause irreparable injury to Company, and that any potential harm to Company would be adequately and fully compensable with monetary damages. Accordingly, Company will not be entitled any equitable relief to restrain the provisions thereof, including without limitation preventing Investor, Investor’s brokers or Company’s transfer agent from issuing, receiving or reselling Conversion Shares. Company hereby absolutely, unconditionally and irrevocably waives all rights to bring any action, motion, application or request to enjoin any issuance of Conversion Shares, and any action or motion by Company or on its behalf will be immediately and automatically dismissed. Nothing provided for in this provision will limit either party’s ability to recover monetary damages.

J.         Payment Set Aside. To the extent that Company makes a payment or payments to Investor pursuant to any Transaction Document or Investor enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to Company, a trustee, receiver or any other person under any law, including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action, then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied will be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

K.        Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and will not be deemed to limit or affect any of the provisions hereof.

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L.         Time of the Essence. Time is of the essence with respect to all provisions of this Agreement and all Transaction Documents.

M.        Survival. The representations and warranties contained herein will survive the Closing and the delivery of the Shares until all Preferred Shares issued to Investor have been converted or repurchased. Neither party will be under any obligation to update or supplement any of its representations or warranties following the Closing due to a change that occurred after the Closing.

N.         Construction. The parties agree that each of them and/or their respective counsel has reviewed and had an opportunity to revise the Transaction Documents and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party will not be employed in the interpretation of the Transaction Documents or any amendments hereto. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party. All currency references in any Transaction Document are to U.S. dollars.

O.        Further Assurances. Each party will take all further actions and execute all further documents as may be reasonably necessary to implement the provisions and carry out the intent of this Agreement fully and effectively.

P.         Execution. This Agreement may be executed in two or more counterparts, all of which when taken together will be considered one and the same agreement and will become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by portable document format, facsimile or electronic transmission, such signature will create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof.

Q.        Entire Agreement. This Agreement, including the Exhibits hereto, which are hereby incorporated herein by reference, contains the entire agreement and understanding of the parties, and supersedes all prior and contemporaneous agreements, term sheets, letters, discussions, communications and understandings, both oral and written, which the parties acknowledge have been merged into this Agreement. No party, representative, advisor, attorney or agent has relied upon any collateral contract, agreement, assurance, promise, understanding, statement or representation not expressly set forth herein. The parties hereby absolutely, unconditionally and irrevocably waive all rights and remedies, at law and in equity, directly or indirectly arising out of or relating to, or which may arise as a result of, any Person’s reliance on any such statement or assurance.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized signatories on the Effective Date.

Company:

CAMBER ENERGY, INC.

By:

Name:
Title:

Investor:

Investor Name

By:

Name:
Title:

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Exhibit 1

Glossary of Defined Terms

“$” means the currency of the United States of America, in which all dollar amounts in the Transaction Documents will be expressed.

“Act” means the U.S. Securities Act of 1933, as amended, and the rules and regulations promulgated by the Commission thereunder.

“Action” has the meaning set forth in Section III.A.4.

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with a Person, as such terms are used in and construed under Rule 144 under the Act.

“Agreement” means this Stock Purchase Agreement. “Approval” has the meaning set forth in Section IV.H.

“Certificate of Designations” means the Certificate of Designation for Series C Redeemable Convertible Preferred Stock filed by Company with the Secretary of State of the State of Nevada on August 25, 2016, Document Number 00010398344-82, as amended to date.

“Closing” has the meaning set forth in Section I.D.

“Commission” means the U.S. Securities and Exchange Commission.

“Common Stock” means the Common Stock of Company and any replacement or substitute thereof, or any share capital into which such Common Stock will have been changed or any share capital resulting from a reclassification of such Common Stock.

“Company” has the meaning set forth in the first paragraph of the Agreement.

“Conversion Shares” includes all shares of Common Stock potentially issuable in relation to the Preferred Shares, including Common Stock that must be issued upon conversion of any Preferred Shares, and Common Stock that must or may be issued in payment of any Dividends or Conversion Premium (as defined in the Certificate of Designations).

“Disclosure Schedules” means the disclosure schedules of Company delivered concurrently herewith. The Disclosure Schedules will contain no material non-public information.

“DTC” means The Depository Trust Company, or any successor performing substantially the same function for Company.

“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated by the Commission thereunder.

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“Effective Date” has the meaning set forth in the first paragraph of the Agreement. “Equity Conditions” has the meaning set forth in the Certificate of Designations.

“GAAP” means U.S. generally accepted accounting principles applied on a consistent basis during the periods involved.

“Indebtedness” means (a) any liabilities for borrowed money or amounts owed in excess of $500,000, other than trade accounts payable incurred in the ordinary course of business, (b) all guaranties, endorsements and other contingent obligations in respect of Indebtedness of others, whether or not the same are or should be reflected in Company’s balance sheet, or the notes thereto, except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business, and (c) the present value of any lease payments in excess of $500,000 due under leases required to be capitalized in accordance with GAAP.

“Intellectual Property Rights” has the meaning set forth in Section III.B.10. “Legal Opinion” has the meaning set forth in Section I.B.3.

“Liens” means (a) a lien, charge, security interest or encumbrance in excess of $500,000, or (b) a right of first refusal, preemptive right or other restriction (other than restrictions under securities laws).

“Material Adverse Effect” includes any material adverse effect on (a) the legality, validity or enforceability of any Transaction Document, or (b) the results of operations, assets, business, or financial condition of Company and the Subsidiaries, taken as a whole, which is not disclosed in the Public Reports prior to the Effective Date, or (c) Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document or (d) the sale, issuance, registration, listing, resale and trading on the Trading Market of the Conversion Shares.

“Material Permits” has the meaning set forth in Section III.B.8.

“Merger” means the Merger referenced in the Current Report on Form 8-K filed by Company on January 24, 2020, as such Merger terms may be modified or amended from time to time.

“Officer’s Certificate” has the meaning set forth in Section II.B.4.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government, or an agency or subdivision thereof, or other entity of any kind.

“Preferred” means the Series C Redeemable Convertible Preferred Stock of the Company.

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“Preferred Shares” means the shares of Preferred Stock to be issued to Investor pursuant to this Agreement.

“Public Reports” includes all reports filed or required to be filed by Company under the Act or the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two full fiscal years preceding the Effective Date and thereafter.

“Purchase Amount” has the meaning set forth in Section II.A.1.

“Investor” has the meaning set forth in the first paragraph of the Agreement.

“Regulation D” means Regulation D under the Securities Act and the rules promulgated by the Commission thereunder.

“Secretary’s Certificate” has the meaning set forth in Section II.B.5.

“Shares” include the Preferred Shares and the Conversion Shares.

“Short Sale” means a “short sale” as defined in Rule 200 of Regulation SHO of the Exchange Act.

“Subsidiary” means any Person owned or controlled by the Company, or in which Company, directly or indirectly, owns a majority of the capital stock or similar interest that would be disclosable pursuant to Regulation S-K, Item 601(b)(21).

“Trading Day” means any day on which the Common Stock is traded on the Trading Market; provided that it will not include any day on which the Common Stock is (a) scheduled to trade for less than 5 hours, or (b) suspended from trading.

“Trading Market” has the meaning set forth in the Certificate of Designations.

“Transaction Documents” means this Agreement, the Certificate of Designations, and the other agreements, certificates and documents referenced herein or the form of which is attached hereto, and the exhibits, schedules and appendices hereto and thereto.

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Exhibit 2

Legal Opinion

1.         The Company is a corporation validly existing and in good standing under the laws of the state of its incorporation.

2.         The Company has the requisite corporate power and authority to execute, deliver and perform its obligations under the Transaction Documents, to sell and issue the Shares under the Purchase Agreement and to issue the Common Stock issuable upon conversion of the Shares pursuant to the Certificate of Designations (the “Conversion Shares”).

3.         The Shares have been duly authorized by the Company, and upon issuance and delivery against payment therefor in accordance with the terms of the Purchase Agreement, the Shares will be validly issued, fully paid and nonassessable. The Conversion Shares issuable upon conversion of the Shares have been duly authorized and reserved for issuance, and upon issuance and delivery upon conversion thereof in accordance with the terms of the Certificate of Designations, will be validly issued, fully paid and nonassessable. The rights, preferences and privileges of the Shares are as stated in the Certificate of Designation. Such issuance of the Shares and the Conversion Shares will not be subject to any statutory or, to our knowledge, contractual preemptive rights of any stockholder of the Company.

4.         The execution, delivery and performance of the Transaction Documents have been duly authorized by all necessary corporate action on the part of the Company, and the Transaction Documents have been duly executed and delivered by the Company.

5.         Each Transaction Document constitutes a valid and binding agreement of the Company enforceable against the Company in accordance with its terms, except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, arrangement, moratorium or other similar laws affecting creditors’ rights, and subject to general equity principles and to limitations on availability of equitable relief, including specific performance.

6.         The execution and delivery of the Transaction Documents by the Company does not, and the Company’s performance of its obligations thereunder will not (a) violate the Certificate of Incorporation or the Bylaws, each as in effect on the date hereof, (b) violate in any material respect any federal or Nevada state law, rule or regulation, or judgment, order or decree of any state or federal court or governmental or administrative authority, in each case that, to our knowledge, is applicable to the Company or its properties or assets (except to the extent such violation would not have a material adverse effect on the Company’s business, properties, assets, financial condition or results of operations or prevent the performance by the Company of any material obligation under the Transaction Documents), or (c) to our knowledge, require the authorization, consent, approval of or other action of, notice to or filing or qualification with, any Nevada state or federal governmental authority, except (i) as have been, or will be prior to the Closing, duly obtained or made, (ii) any filings which may be required under applicable federal securities, state securities or blue sky laws, and (iii) the filing and effectiveness of the

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Registration Statement, except to the extent failure to be so obtained or made would not have a material adverse effect on the Company’s business, properties, assets, financial condition or results of operations or its ability to consummate the transactions contemplated under the Transaction Documents.

7.         The Company is not, and immediately after the consummation of the transactions contemplated by the Transaction Documents will not be, an investment company within the meaning of Investment Company Act of 1940, as amended.

8.         To our knowledge, there is no claim, action, suit, proceeding, arbitration, investigation or inquiry, pending or threatened, before any court or governmental or administrative body or agency, or any private arbitration tribunal, against the Company that challenges the validity or enforceability of, or seeks to enjoin the performance of, the Transaction Documents.

 Officer’s Certificate

CAMBER ENERGY, INC.

February 3, 2020

The undersigned hereby certifies that:

The undersigned is the duly appointed Interim Chief Executive Officer of Camber Energy, Inc., a Nevada corporation (“Company”).

This Officer’s Certificate (“Certificate”) is being delivered to                                            (“Investor”), by Company, to fulfill the requirement under the Stock Purchase Agreement, dated February 3, 2020, between Investor and Company (“Agreement”). Terms used and not defined in this Certificate have the meanings set forth in the Agreement.

The representations and warranties of Company set forth in Sections III.A and III.B of the Agreement are true and correct in all material respects as if made on the above date (except for any representations and warranties that are expressly made as of a particular date, in which case such representations and warranties will be true and correct in all material respects as of such particular date), and no default has occurred under the Agreement, or any other agreement with Investor or any Affiliate of Investor.

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Company is not, and will not be as a result of the Closing, in default of the Agreement, any other agreement with Investor or any Affiliate of Investor.

All of the conditions to the Closing required to be satisfied by Company prior to the Closing have been satisfied in their entirety.

IN WITNESS WHEREOF, the undersigned has executed this Officer’s Certificate as of the date set forth above.

Signed:
Name:
Title:

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Exhibit 4

Form of Secretary’s Certificate

February 3, 2020

The undersigned hereby certifies that:

The undersigned is the duly appointed Secretary of Camber Energy, Inc., a Nevada corporation (the “Company”).

This Secretary’s Certificate (“Certificate”) is being delivered to                                            (“Investor”), by Company, to fulfill the requirement under the Stock Purchase Agreement, dated February 3, 2020, between Investor and Company (“Agreement”). Terms used and not defined in this Certificate have the meanings set forth in the Agreement.

Attached hereto as Exhibit “A” is a true, correct and complete copy of the Certificate of Incorporation of Company, as in effect on the Effective Date.

Attached hereto as Exhibit “B” is a true, correct and complete copy of the Bylaws of Company, as in effect on the Effective Date.

Attached hereto as Exhibit “C” is a true, correct and complete copy of the resolutions of the Board of Directors of Company authorizing the Agreement, the Transaction Documents, and the transactions contemplated thereby. Such resolutions have not been amended or rescinded and remain in full force and effect as of the date hereof.

IN WITNESS WHEREOF, the undersigned has executed this Secretary’s Certificate as of the date set forth above.

Signed:
Name:
Title:

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Disclosure Schedule

Section IV.T. Proceeds will be used solely for the purchase of Units and/or membership interests from Viking Energy Group, Inc. with regard to Elysium Energy Holdings, LLC, and Ichor Energy Holdings, LLC.

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APPENDIX C

150303

Filed in the office of	Document Number
Barbara K. Cegavske	20190289543-73
Barbara K. Cegavske Secretary of State State of Nevada	Filing Date and Time 07/08/2019 8:00 AM
	Entity Number C31179-2003

Amendment to Certificate of Designation After Issuance of Class or Series

(PURSUANT TO NRS 78.1955)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Certificate of Designation For Nevada Profit Corporations (Pursuant to NRS 78.1955 - After Issuance of Class or Series)

1. Name of corporation:

Camber Energy, Inc. [C31179-2003]

2. Stockholder approval pursuant to statute has been obtained.

3. The class or series of stock being amended:

Series C Redeemable Convertible Preferred Stock

4. By a resolution adopted by the board of directors, the certificate of designation is being amended as follows or the new class or series is:

5. Effective date of filing: (optional)

6. Signature: (required)

X Louis G. Schott

Signature of Officer

Filing Fee: $175.00

This form must be accompanied by appropriate fees.

PRINT

Nevada Secretary of State NRS Amend Designation - After
Revised: 1-5-15

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CAMBER ENERGY, INC.

AMENDED AND RESTATED

CERTIFICATE OF DESIGNATIONS OF PREFERENCES, POWERS,
RIGHTS AND LIMITATIONS
OF
SERIES C REDEEMABLE CONVERTIBLE PREFERRED STOCK

Pursuant to Section 78.1955 of the Nevada Revised Statutes (the “NRS”), Camber Energy, Inc., a company organized and existing under the State of Nevada (the “Corporation”),

DOES HEREBY CERTIFY that, (a) the Board of Directors, by unanimous written consent of all members of the Board of Directors on July 2, 2019; and (b) the stockholders of the Series C Redeemable Convertible Preferred Stock of the Corporation, voting as a class, on June 28, 2019, duly adopted this Amended and Restated Certificate of Designations of Preferences, Powers, Rights and Limitations of Series C Redeemable Convertible Preferred Stock, by adoption of a resolution which reads as follows, and which shall amend, replace and supersede the Certificate of Designations of Preferences, Powers, Rights and Limitations of Series C Redeemable Convertible Preferred Stock, previously filed by the Corporation with the Secretary of State of Nevada on August 25, 2016 and amended on July 25, 2018 (as amended to date, the “Prior Designation”), which resolution is and reads as follows:

WHEREAS, the Certificate of Incorporation of the Corporation provides for a class of its authorized stock known as preferred stock, comprised of 10,000,000 shares, $0.001 par value per share (the “Preferred Stock”), issuable from time to time in one or more series;

WHEREAS, the Board of Directors of the Corporation is authorized to fix the dividend rights, dividend rate, powers, voting rights, conversion rights, rights and terms of redemption and liquidation preferences of any wholly unissued series of Preferred Stock and the number of shares constituting any Series and the designation thereof, of any of them;

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WHEREAS, it is the desire of the Board of Directors of the Corporation, pursuant to its authority as aforesaid and as set forth in this Amended and Restated Certificate of Designations of Preferences, Powers, Rights and Limitations of Series C Redeemable Convertible Preferred Stock (the “Designation”), to designate the rights, preferences, restrictions and other matters relating to the Series C Redeemable Convertible Preferred Stock, which will consist of up to 5,000 shares of the Preferred Stock which the Corporation has the authority to issue, and which shall amend, supersede and replace the Prior Designation, as follows:

NOW, THEREFORE, BE IT RESOLVED, that the Preferred Stock shall have the following powers, rights, preferences, and restrictions as follows:

I.             Terms of Preferred Stock.

A.            Designation and Amount. A series of Preferred Stock is hereby designated as the Corporation’s Series C Redeemable Convertible Preferred Stock, par value of $0.001 per share (the “Series C Preferred Stock”), the number of shares of which so designated are 5,000 shares of Series C Preferred Stock; which Series C Preferred Stock will not be subject to increase without any consent of the holders of the Series C Preferred Stock (each a “Holder” and collectively, the “Holders”) that may be required by applicable law.

B.            Ranking and Voting.

1.            Ranking. The Series C Preferred Stock will, with respect to dividend rights and rights upon liquidation, winding-up or dissolution, rank: (a) senior to the Corporation’s Common Stock, $0.001 par value per share (“Common Stock”); (b) junior to the Series E Redeemable Convertible Preferred Stock and Series F Redeemable Convertible Preferred Stock, as such may be designated as of the date of this Designation, or which may be designated by the Corporation after the date of this Designation (the “Series E and F Preferred”) as to the Lineal Star Assets but senior to the Series E and F Preferred as to all other assets of the Company; (c) senior, pari passu or junior with respect to any other series of Preferred Stock, as set forth in the Certificate of Designations of Preferences, Powers, Rights and Limitations with respect to such Preferred Stock; and (d) junior to all existing and future indebtedness of the Corporation. Without the prior written consent of the Holders of a majority of the outstanding shares of Series C Preferred Stock (voting separately as a single class), the Corporation may not issue any additional shares of Series C Preferred Stock, or any other Preferred Stock that is pari passu or senior to the Series C Preferred Stock with respect to any rights for a period of 1 year after the earlier of such date (i) a registration statement is effective and available for the resale of all Conversion Shares, or (ii) Securities Act Rule 144 is available for the immediate unrestricted resale of all Conversion Shares, other than the Series E and Series F Preferred Stock.

2.             Voting. Except as required by applicable law or as set forth herein, the holders of shares of Series C Preferred Stock will have no right to vote on any matters, questions or proceedings of this Corporation including, without limitation, the election of directors except: (a) during a period where a dividend (or part of a dividend) is in arrears; (b) on a proposal to reduce the Company’s share capital; (c) on a resolution to approve the terms of a buy-back agreement; (d) on a proposal to wind up the Company; (e) on a proposal for the disposal of all or substantially all the Company’s property, business and undertaking; and (f) during the winding-up of the entity.

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C.            Dividends.

1.            Commencing on the date of the issuance of any such shares of Series C Preferred Stock (each respectively an “Issuance Date”), each outstanding share of Series C Preferred Stock will accrue cumulative dividends (“Dividends”), at a rate equal to 6.0% per annum, subject to adjustment as provided in this Certificate of Designations (“Dividend Rate”), of the Face Value. Dividends will be payable with respect to any shares of Series C Preferred Stock upon any of the following: (a) upon redemption of such shares in accordance with Section I.F; (b) upon conversion of such shares in accordance with Section I.G; and (c) when, as and if otherwise declared by the board of directors of the Corporation.

2.            Dividends, as well as any applicable Conversion Premium payable hereunder, will be paid: (a) in the Corporation’s sole and absolute discretion, immediately in cash; or (b) if Corporation notifies Holder it will not pay all or any portion in cash, or to the extent cash is not paid and received as soon as practicable, and in any event within 1 Trading Day after the Notice Time, for any reason whatsoever, in shares of Common Stock valued at (i) if there has never been a Trigger Event, (A) 95.0% of the average of the 5 lowest individual daily volume weighted average prices of the Common Stock on the Trading Market during the applicable Measurement Period, which may be non-consecutive, less $0.05 per share of Common Stock, not to exceed (B) 100% of the lowest sales price on the last day of such Measurement Period less $0.05 per share of Common Stock (ii) following any Trigger Event, (A) 85.0% of the lowest daily volume weighted average price during any Measurement Period for any conversion by Holder, less $0.10 per share of Common Stock, not to exceed (B) 85.0% of the lowest sales price on the last day of any Measurement Period, less $0.10 per share of Common Stock. In no event will the value of Common Stock pursuant to the foregoing be below the par value per share. All amounts that are required or permitted to be paid in cash pursuant to this Certificate of Designations will be paid by wire transfer of immediately available funds to an account designated by Holder.

3.            So long as any shares of Series C Preferred Stock are outstanding, the Company will not repurchase shares of Common Stock other than as payment of the exercise or conversion price of a convertible security or payment of withholding tax, and no dividends or other distributions will be paid, declared or set apart with respect to any Common Stock, except for Purchase Rights.

D.            Protective Provision.

1.            So long as any shares of Series C Preferred Stock are outstanding, the Corporation will not, without the affirmative approval of the Holders of a majority of the shares of the Series C Preferred Stock then outstanding (voting separately as one class), (i) alter or change adversely the powers, preferences or rights given to the Series C Preferred Stock or alter or amend this Certificate of Designations, (ii) authorize or create any class of stock ranking as to distribution of dividends senior to the Series C Preferred Stock, (iii) amend its certificate of incorporation or other charter documents in breach of any of the provisions hereof, (iv) increase the authorized number of shares of Series C Preferred Stock or (v) enter into any agreement with respect to the foregoing.

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2.            A “Deemed Liquidation Event” will mean: (a) a merger or consolidation in which the Corporation is a constituent party or a subsidiary of the Corporation is a constituent party and the Corporation issues shares of its capital stock pursuant to such merger or consolidation, except (i) any such merger or consolidation involving the Corporation or a subsidiary in which the Corporation is the surviving or resulting corporation, (ii) any merger effected exclusively to change the domicile of the Corporation, (iii) any transaction or series of transactions in which the holders of the voting securities of the Company outstanding immediately prior to such transaction continue to retain more than 50% of the total voting power of such surviving entity, or (iv) the Merger; (b) Corporation issues convertible or equity securities that are senior to the Series C Preferred Stock in any respect, other than the securities issued in the Merger; (c) Holder does not receive the number of Conversion Shares stated in a Delivery Notice with 5 Trading Days of the Notice Time; (d) trading of the Common Stock is halted or suspended by the Trading Market or any U.S. governmental agency for 10 or more consecutive trading days; or (e) the sale, lease, transfer, exclusive license or other disposition, in a single transaction or series of related transactions, by the Corporation or any subsidiary of the Corporation of all or substantially all the assets of the Corporation and its subsidiaries taken as a whole, or the sale or disposition (whether by merger or otherwise) of one or more subsidiaries of the Corporation if substantially all of the assets of the Corporation and its subsidiaries taken as a whole are held by such subsidiary or subsidiaries, except where such sale, lease, transfer, exclusive license or other disposition is to a wholly owned subsidiary of the Corporation, other than the Merger and except otherwise agreed to by holders holding a majority of the then outstanding Series C Preferred Stock.

3.            The Corporation will not have the power to close or effect a voluntary Deemed Liquidation Event unless the agreement or plan of merger or consolidation for such transaction provides that the consideration payable to the stockholders of the Corporation will be allocated among the holders of capital stock of the Corporation in accordance with Section I.E, and the required amount is paid to Holder prior to or upon closing, effectuation or occurrence of the Deemed Liquidation Event.

E.           Liquidation.

1.             Upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, after payment or provision for payment of debts and other liabilities of the Corporation, prior to any distribution or payment made to the holders of Preferred Stock or Common Stock by reason of their ownership thereof, the Holders of Series C Preferred Stock will be entitled to be paid out of the assets of the Corporation (other than the Lineal Star Assets) available for distribution to its stockholders an amount with respect to each share of Series C Preferred Stock equal to $10,000.00 (“Face Value”), plus an amount equal to any accrued but unpaid Dividends thereon (collectively with the Face Value, the “Liquidation Value”).

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2.            If, upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the amounts payable with respect to the shares of Series C Preferred Stock are not paid in full, the holders of shares of Series C Preferred Stock will share equally and ratably with the holders of shares of Preferred Stock and Common Stock in any distribution of assets of the Corporation (other than the Lineal Star Assets) in proportion to the liquidation preference and an amount equal to all accumulated and unpaid Dividends, if any, to which each such holder is entitled.

3.            If, upon any liquidation, dissolution or winding up of the Corporation, the assets of the Corporation will be insufficient to make payment in full to all Holders, then the assets distributable to the Holders will be distributed among the Holders at the time outstanding, ratably in proportion to the full amounts to which they would otherwise be respectively entitled.

F.            Redemption.

1.            Corporation’s Redemption Option. On the Dividend Maturity Date, the Corporation may redeem any or all shares of Series C Preferred Stock by paying Holder in cash an amount per share equal to 100% of the Liquidation Value for the shares redeemed.

2.            Early Redemption. Prior to the Dividend Maturity Date, provided that no Trigger Event has occurred, the Corporation will have the right at any time upon 30 Trading Days’ prior written notice, in its sole and absolute discretion, to redeem all or any portion of the shares of Series C Preferred Stock then outstanding by paying Holder in cash an amount per share of Series C Preferred Stock (the “Early Redemption Price”) equal to the sum of the following: (a) 100% of the Face Value, plus (b) the Conversion Premium, minus (c) any Dividends that have been paid, for each share of Series C Preferred Stock redeemed.

3.            Credit Risk Adjustment.

a.           The Dividend Rate will adjust downward by an amount equal to the Spread Adjustment for each amount, if any, equal to the Adjustment Factor that the Measuring Metric rises above the Maximum Triggering Level, down to a minimum of 0.0%.

b.           The Dividend Rate will adjust upward by an amount equal to the Spread Adjustment for each amount, if any, equal to the Adjustment Factor that the Measuring Metric falls below the Minimum Triggering Level, up to a maximum of 24.95%. In addition, the Dividend Rate will adjust upward by 10.0% following the occurrence of any Trigger Event.

c.           The adjusted Dividend Rate used for calculation of the Liquidation Value, Conversion Premium, Early Redemption Price and Dividend, as applicable, and the amount of Dividends owed will be calculated and determined based upon the Measuring Metric at close of the Trading Market immediately prior to the Notice Time.

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4.            Mandatory Redemption. If the Corporation determines to liquidate, dissolve or wind-up its business and affairs, or upon closing or occurrence of any Deemed Liquidation Event, the Corporation will after the redemption of the Series E and Series F Preferred Stock for ownership of Lineal Holdings, LLC, to the extent allowed under applicable law, but thereafter, prior to or concurrently with the closing, effectuation or occurrence any such action, redeem the Series C Preferred Stock for cash, by wire transfer of immediately available funds to an account designated by Holder, at the Early Redemption Price set forth in Section I.F.2 if the event is prior to the Dividend Maturity Date, or at the Liquidation Value if the event is on or after the Dividend Maturity Date.

5.            Mechanics of Redemption. In order to redeem any of the Holders’ Series C Preferred Stock then outstanding, the Corporation must deliver written notice (each, a “Redemption Notice”) to each Holder setting forth (a) the number of shares of Series C Preferred Stock that the Corporation is redeeming, (b) the applicable Dividend Rate, Liquidation Value and Early Redemption Price, and (c) the calculation of the amount paid. Upon receipt of full payment in cash for a complete redemption, each Holder will promptly submit to the Corporation such Holder’s Series C Preferred Stock certificates. In connection with a mandatory redemption, the notice will be delivered as soon as the number of shares can be determined, and in all other instances at least 30 Trading Days prior to payment. For the avoidance of doubt, the delivery of a Redemption Notice will not affect Holder’s rights under Section I.G until after receipt of cash payment by Holder at the required time.

G.            Conversion.

1.            Mechanics of Conversion.

a.           One or more shares of the Series C Preferred Stock may be converted, in part or in whole, into shares of Common Stock, at any time or times after the Issuance Date, in the sole and absolute discretion of Holder or, subject to the terms and conditions hereof, the Corporation; (i) if at the option of Holder, by delivery of one or more written notices to the Corporation or its transfer agent (each, a “Holder Conversion Notice”), of the Holder’s election to convert any or all of its Series C Preferred Stock; or (ii) if at the option of the Corporation, if the Equity Conditions are met, delivery of written notice to Holder (each, a “Corporation Conversion Notice,” with the Holder Conversion Notice, each a “Conversion Notice,” and with the Redemption Notice, each an “Initial Notice”), of the Corporation’s election to convert the Series C Preferred Stock.

b.           Each Delivery Notice will set forth the number of shares of Series C Preferred Stock being converted, the minimum number of Conversion Shares and the amount of Dividends and any applicable Conversion Premium due as of the time the Delivery Notice is given (the “Notice Time”), and the calculation thereof.

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b.           If the Corporation notifies Holder by 10:00 a.m. Eastern time on the Trading Day after the Notice Time that it is paying all or any portion of Dividends or Conversion Premium, and actually pays in cash by the next Trading Day, time being of the essence, the full amount of Dividends and Conversion Premium stated in the Delivery Notice, no further amount will be due with respect thereto.

c.           As soon as practicable, and in any event within 1 Trading Day of the Notice Time, time being of the essence, the Corporation will do all of the following: (i) transmit the Delivery Notice by facsimile or electronic mail to the Holder, and to the Corporation’s transfer agent (the “Transfer Agent”) with instructions to comply with the Delivery Notice; (ii) either (A) if the Corporation is approved through The Depository Trust Corporation (“DTC”), authorize and instruct the credit by the Transfer Agent the aggregate number of Conversion Shares set forth in the Delivery Notice, to Holder’s or its designee’s balance account with the DTC Fast Automated Securities Transfer (FAST) Program, through its Deposit/Withdrawal at Custodian (DWAC) system, or (B) only if the Corporation is not approved through DTC, issue and surrender to a common carrier for overnight delivery to the address as specified in the Delivery Notice a certificate registered in the name of Holder or its designee, for the number of Conversion Shares set forth in the Delivery Notice, bearing no restrictive legend unless a registration statement covering the Conversion Shares is not effective and neither Company nor Investor provides an opinion of counsel to the effect that Conversion Shares may be issued without restrictive legend; and (iii) if it contends that the Delivery Notice is in any way incorrect, a through explanation of why and its own calculation, or the Delivery Notice will conclusively be deemed correct for all purposes. The Corporation will at all times diligently take or cause to be taken all actions reasonably necessary to cause the Conversion Shares to be issued as soon as practicable.

d.           If during the Measurement Period the Holder is entitled to receive additional Conversion Shares with regard to an Initial Notice, Holder may at any time deliver one or more additional written notices to the Corporation or its transfer agent (each, an “Additional Notice” and with the Initial Notice, each a “Delivery Notice”) setting forth the additional number of Conversion Shares to be delivered, and the calculation thereof.

e.           If the Corporation for any reason does not issue or cause to be issued to the Holder within 3 Trading Days after the date of a Delivery Notice, the number of Conversion Shares stated in the Delivery Notice, then, in addition to all other remedies available to the Holder, as liquidated damages and not as a penalty, the Corporation will pay in cash to the Holder on each day after such 3rd Trading Day that the issuance of such Conversion Shares is not timely effected an amount equal to 2% of the product of (i) the aggregate number of Conversion Shares not issued to the Holder on a timely basis and to which the Holder is entitled and (ii) the highest Closing Price of the Common Stock between the date on which the Corporation should have issued such shares to the Holder and the actual date of receipt of Conversion Shares by Holder. It is intended that the foregoing will serve to reasonably compensate Holder for any delay in delivery of Conversion Shares, and not as punishment for any breach by the Corporation. The Corporation acknowledges that the actual damages likely to result from delay in delivery are difficult to estimate and would be difficult for Holder to prove.

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f.            Notwithstanding any other provision: all of the requirements of Section I.F and this Section I.G are each independent covenants; the Corporation’s obligations to issue and deliver Conversion Shares upon any Delivery Notice are absolute, unconditional and irrevocable; any breach or alleged breach of any representation or agreement, or any violation or alleged violation of any law or regulation, by any party or any other person will not excuse full and timely performance of any of the Corporation’s obligations under these sections; and under no circumstances may the Corporation seek or obtain any temporary, interim or preliminary injunctive or equitable relief to prevent or interfere with any issuance of Conversion Shares to Holder.

g.          If for any reason whatsoever Holder does not timely receive the number of Conversion Shares stated in any Delivery Notice, Holder will be entitled to a compulsory remedy of immediate specific performance, temporary, interim and, preliminary and final injunctive relief requiring Corporation and its transfer agent, attorneys, officers and directors to immediately issue and deliver the number of Conversion Shares stated by Holder, which requirement will not be stayed for any reason, without the necessity of posting any bond, and which Corporation may not seek to stay or appeal.

h.          No fractional shares of Common Stock are to be issued upon conversion of Series C Preferred Stock, but rather the Corporation will issue to Holder scrip or warrants registered on the books of the Corporation (certificated or uncertificated) which will entitle Holder to receive a full share upon the surrender of such scrip or warrants aggregating a full share. The Holder will not be required to deliver the original certificates for the Series C Preferred Stock in order to effect a conversion hereunder. The Corporation will pay any and all taxes which may be payable with respect to the issuance and delivery of any Conversion Shares.

2.            Holder Conversion. In the event of a conversion of any Series C Preferred Stock pursuant to a Holder Conversion Notice, the Corporation will (a) satisfy the payment of Dividends and Conversion Premium with respect to the shares of Series C Preferred Stock converted as provided in Section I.C.2, and (b) issue to the Holder of such Series C Preferred Stock a number of Conversion Shares equal to (i) the Face Value multiplied by (ii) the number of such Series C Preferred Stock subject to the Holder Conversion Notice divided by (iii) the applicable Conversion Price with respect to such Series C Preferred Stock; all in accordance with the procedures set forth in Section I.G.1.

3.             Corporation Conversion. The Corporation will have the right to send the Holder a Corporation Conversion Notice at any time in its sole and absolute discretion, if the Equity Conditions are met as of the time such Corporation Conversion Notice is given. Upon any conversion of any Series C Preferred Stock pursuant to a Corporation Conversion Notice, the Corporation will on the date of such notice (a) satisfy the payment of Dividends and Conversion Premium with respect to the shares of Series C Preferred Stock converted as provided in Section I.C.2, and (b) issue to the Holder of such Series C Preferred Stock a number of Conversion Shares equal to (i) the Face Value multiplied by (ii) the number of such Series C Preferred Stock subject to the Holder Conversion Notice divided by (iii) the applicable Conversion Price with respect to such Series C Preferred Stock; all in accordance with the procedures set forth in Section I.G.1.

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4.            Stock Splits. If the Corporation at any time on or after the filing of this Certificate of Designations subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the applicable Conversion Price, Adjustment Factor, Maximum Triggering Level, Minimum Triggering Level, and other share based metrics in effect immediately prior to such subdivision will be proportionately reduced and the number of shares of Common Stock issuable will be proportionately increased. If the Corporation at any time on or after such Issuance Date combines (by combination, reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the applicable Conversion Price, Adjustment Factor, Maximum Triggering Level, Minimum Triggering Level, and other share based metrics in effect immediately prior to such combination will be proportionately increased and the number of Conversion Shares will be proportionately decreased. Any adjustment under this Section will become effective at the close of business on the date the subdivision or combination becomes effective.

5.            Rights. In addition to any adjustments pursuant to Section I.G.4, if at any time the Corporation grants, issues or sells any options, convertible securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of shares of Common Stock (the “Purchase Rights”), then Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which Holder could have acquired if Holder had held the number of shares of Common Stock acquirable upon conversion of all Preferred Stock held by Holder immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights.

6.            Notices. The holders of shares of Series C Preferred Stock are entitled to the same rights as the holders of Common Stock with respect to rights to receive notices, reports and audited accounts from the Company and with respect to attending stockholder meetings.

7.            Definitions. The following terms will have the following meanings:

a.            “Adjustment Factor” means $0.10 per share of Common Stock.

b.            “Acquisition” means the closing of the acquisition of assets contemplated by that certain Asset Purchase Agreement dated December 30, 2015 between Company and the sellers named therein, as disclosed in the current report on Form 8-K filed with the Securities & Exchange Commission on December 31, 2015.

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c.             “Closing Price” means, for any security as of any date, the last closing bid price for such security on the Trading Market, or, if the Trading Market begins to operate on an extended hours basis and does not designate the closing bid price, then the last bid price of such security prior to 4:00 p.m., Eastern time, or, if the Trading Market is not the principal securities exchange or trading market for such security, the last closing bid price of such security on the principal securities exchange or trading market where such security is listed or traded, or if the foregoing do not apply, the last closing bid price of such security in the over-the-counter market on the electronic bulletin board for such security, or, if no closing bid price is reported for such security, the average of the bid prices of any market makers for such security as reported in the “pink sheets” by Pink Sheets LLC (formerly the National Quotation Bureau, Inc.).

d.             “Conversion Premium” for each share of Series C Preferred Stock means the Face Value, multiplied by the product of (i) the applicable Dividend Rate, and (ii) the number of whole years between the Issuance Date and the Dividend Maturity Date.

e.             “Conversion Price” means a price per share of Common Stock equal to $3.25 per share of Common Stock, subject to adjustment as otherwise provided herein.

f.             “Conversion Shares” means all shares of Common Stock that are required to be or may be issued upon conversion of Series C Preferred Stock.

g.            “Dividend Maturity Date” means the date that is 7 years after the Issuance Date.

h.            “Equity Conditions” means on each day during the Measurement Period, (i) the Common Stock is not under chill or freeze from DTC, the Common Stock is designated for trading on OTCQB or higher market and will not have been suspended from trading on such market, and delisting or suspension by the Trading Market has not been threatened or pending, either in writing by such market or because Company has fallen below the then effective minimum listing maintenance requirements of such market; (ii) the Corporation has delivered Conversion Shares upon all conversions or redemptions of the Series C Preferred Stock in accordance with their terms to the Holder on a timely basis; (iii) the Corporation will have no knowledge of any fact that would cause both of the following (A) a registration statement not to be effective and available for the resale of all Conversion Shares, and (B) Section 3(a)(9) under the Securities Act of 1933, as amended, not to be available for the issuance of all Conversion Shares, or Regulation S or Securities Act Rule 144 not to be available for the resale of all the Conversion Shares underlying the Series C Preferred Stock without restriction; (iv) there has been a minimum of $5 million in aggregate trading volume over the last 20 consecutive Trading Days; (v) all shares of Common Stock to which Holder is entitled have been timely received into Holder’s designated account in electronic form fully cleared for trading; (vi) the Corporation otherwise will have been in compliance with and will not have breached any provision, covenant, representation or warranty of any Transaction Document; (vii) the Measuring Metric is at least $1.50; (viii) no Trigger Event will have occurred; (ix) the Corporation will have been assigned all right and title to the properties being acquired in the Acquisition, or cumulative assignments representing not less than 90% of the value of the assets described; and (x) the properties being assigned to the Corporation in the Acquisition will have daily production of not less than 700 barrels of oil equivalent per day as of the most recent production data available, not more than 75 days old.

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i.              “Lineal Star Assets” means the securities and assets of Lineal Star Holdings, LLC and its existing and future subsidiaries.

j.             “Maximum Triggering Level” means $3.75 per share of Common Stock.

k.            “Measurement Period” means the period beginning, if no Trigger Event has occurred 30 Trading Days, and if a Trigger Event has occurred 60 Trading Days, before the Notice Date, and ending, if no Trigger Event has occurred 30 Trading Days, and if a Trigger Event has occurred 60 Trading Days, after the number of Conversion Shares stated in the initial Notice have actually been received into Holder’s designated brokerage account in electronic form and fully cleared for trading; provided that for each day during the Measurement Period on which less than all of the conditions set forth in Section I.G.6.h exist, 1 Trading Day will be added to what otherwise would have been the end of the Measurement Period.

l.             “Measuring Metric” means the volume weighted average price of the Common Stock on any Trading Day following the Issuance Date of the Series C Preferred Stock.

m.           “Merger” means any combination, through any sale of securities or merger, between the Company and Lineal Star Holdings, LLC, a Delaware limited liability company or its affiliates.

n.            “Minimum Triggering Level” means $2.75 per share of Common Stock.

o.             “Spread Adjustment” means 100 basis points.

p.            “Stock Purchase Agreement” means the Stock Purchase Agreement or other agreement pursuant to which any share of Series C Preferred Stock is issued, including all exhibits thereto and all related Transaction Documents as defined therein.

q.             “Trading Day” means any day on which the Common Stock is traded on the Trading Market.

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r.           “Trading Market” means the NYSE American or whatever is at the applicable time, the principal U.S. trading exchange or market for the Common Stock. All Trading Market data will be measured as provided by the appropriate function of the Bloomberg Professional service of Bloomberg Financial Markets or its successor performing similar functions.

s.           “Transaction Documents” means Preferred Stock Purchase Agreement dated April 6, 2016; Securities Purchase Agreement dated April 6, 2016; Stock Purchase Agreement dated October 5, 2017; Stock Purchase Agreement dated October 26, 2018; and Stock Purchase Agreement dated November 23, 2018 each as amended from time to time, and all documents ancillary thereto.

7.           Issuance Limitation.

a.            Beneficial Ownership. Notwithstanding any other provision, at no time may the Corporation issue shares of Common Stock to Holder which, when aggregated with all other shares of Common Stock then deemed beneficially owned by Holder, would result in Holder owning more than 4.99% of all Common Stock outstanding immediately after giving effect to such issuance, as determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder; provided, however, that Holder may increase such amount to 9.99% upon not less than 61 days’ prior notice to the Corporation. To the extent that any conversion would otherwise result in exceeding the beneficial ownership limitation set forth in the preceding sentence, the Delivery Notice will specify the number of shares that may be delivered without exceeding the limitation, and any issuance beyond such extent will be held in abeyance until such time as it would not result in Holder exceeding the beneficial ownership limitation. No provision of this paragraph may be waived by Holder or the Corporation.

b.            Principal Market Regulation. Company will not issue any Conversion Shares under this Certificate of Designations, the Warrant issued to Holder on the Issuance Date, the Securities Purchase Agreement with Investor dated the Issuance Date, the Debenture or the Common Stock Purchase Warrant issued to Investor pursuant thereto, if the issuance would exceed the aggregate number of shares of Common Stock the Company may issue without breaching Company’s obligations under NYSE American rules, except that such limitation will not apply following stockholder approval in accordance with the requirements of NYSE American rules or a waiver from NYSE American (“Approval”).

8.          Conversion at Maturity. On the Dividend Maturity Date, all remaining outstanding Series C Preferred Stock will automatically be converted into shares of Common Stock.

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H.            Trigger Event.

1.            Any occurrence of any one or more of the following will constitute a “Trigger Event”:

(a)         Holder does not timely receive the number of Conversion Shares stated in any Conversion Notice pursuant to this Certificate of Designations or any other agreement with Holder for any reason whatsoever, time being of the essence, including without limitation the issuance of restricted shares if counsel for Corporation or Holder provides a legal opinion that shares may be issued without restrictive legend;

(b)         Any violation of or failure to timely perform any covenant or provision of this Certificate of Designations, the Stock Purchase Agreement, any Transaction Document or any other agreement with Holder, related to payment of cash, registration or delivery of Conversion Shares, time being of the essence;

(c)         Any violation of or failure to perform any covenant or provision of this Certificate of Designations, the Stock Purchase Agreement, any Transaction Document or any other agreement with Holder, which in the case of a default that is curable, is not related to payment of cash, registration or delivery of Conversion Shares, and has not occurred before, is not cured within 5 Trading Days of written notice thereof;

(d)         Any representation or warranty made in the Securities Purchase Agreement, any Transaction Document or any other agreement with Holder will be untrue, incorrect, or misleading in any material respect as of the date when made or deemed made;

(e)         The occurrence of any default or event of default under any material agreement, lease, document or instrument to which the Corporation or any subsidiary other than CATI Operating LLC, a Texas limited liability company (“CATI”) is obligated, including without limitation of an aggregate of at least $500,000 of indebtedness;

(f)          While any Registration Statement is required to be maintained effective, the effectiveness of the Registration Statement lapses for any reason, including, without limitation, the issuance of a stop order, or the Registration Statement, or the prospectus contained therein, is unavailable to Holder sale of all Conversion Shares for any 5 or more Trading Days, which may be non-consecutive;

(g)          The suspension from trading or the failure of the Common Stock to be trading or listed on the Trading Market;

(h)         The Corporation notifies Holder, including without limitation, by way of public announcement or through any of its attorneys, agents or representatives, of its intention not to comply, as required, with a Conversion Notice pursuant to this Certificate of Designations or any other agreement with Holder, at any time, including without limitation any objection or instruction to its transfer agent not to comply with any notice from Holder;

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(i)          Bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings for the relief of debtors will be instituted by or against the Corporation or any subsidiary other than CATI and, if instituted against the Corporation or any subsidiary other than CATI by a third party, an order for relief is entered or the proceedings are not dismissed within 30 days of their initiation;

(j)          The appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, or other similar official of the Corporation or any subsidiary other than CATI or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the execution of a composition of debts, or the occurrence of any other similar federal, state or foreign proceeding, or the admission by it in writing of its inability to pay its debts generally as they become due, the taking of corporate action by the Corporation or any subsidiary other than CATI in furtherance of any such action or the taking of any action by any person to commence a foreclosure sale or any other similar action under any applicable law;

(k)         A final judgment or judgments for the payment of money aggregating in excess of $500,000 are rendered against the Corporation or any of its subsidiaries other than CATI and are not stayed or satisfied within 30 days of entry;

(l)          The Corporation does not for any reason timely comply with the reporting requirements of the Securities Exchange Act of 1934, as amended, and the regulations promulgated thereunder, including without limitation timely filing when first due all periodic reports;

(m)        Any regulatory, administrative or enforcement proceeding is initiated against Corporation or any subsidiary (except to the extent an adverse determination would not have a material adverse effect on the Company’s business, properties, assets, financial condition or results of operations or prevent the performance by the Company of any material obligation under the Transaction Documents); or

(n)         Any material provision of this Certificate of Designations shall at any time for any reason, other than pursuant to the express terms thereof, cease to be valid and binding on or enforceable against the parties thereto, or the validity or enforceability thereof will be contested by any party thereto, or a proceeding will be commenced by the Corporation or any subsidiary or any governmental authority having jurisdiction over any of them, seeking to establish the invalidity or unenforceability thereof, or the Corporation or any subsidiary denies that it has any liability or obligation purported to be created under this Certificate of Designations.

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2.            It is intended that all adjustments made following a Trigger Event will serve to reasonably compensate Holder for the consequences and increased risk following a Trigger Event, and not as a penalty or punishment for any breach by the Corporation. The Corporation acknowledges that the actual damages likely to result from a Trigger Event are difficult to estimate and would be difficult for Holder to prove.

II.            General.

A.            Notices. Any and all notices to the Corporation will be addressed to the Corporation’s Chief Executive Officer at the Corporation’s principal place of business on file with the Secretary of State of the State of Nevada. Any and all notices or other communications or deliveries to be provided by the Corporation to any Holder hereunder will be in writing and delivered personally, by electronic mail or facsimile, sent by a nationally recognized overnight courier service addressed to each Holder at the electronic mail, facsimile telephone number or address of such Holder appearing on the books of the Corporation, or if no such electronic mail, facsimile telephone number or address appears, at the principal place of business of the Holder. Any notice or other communication or deliveries hereunder will be deemed given and effective on the earliest of (1) the date of transmission, if such notice or communication is delivered via facsimile or electronic mail prior to 5:30 p.m. Eastern time, (2) the date after the date of transmission, if such notice or communication is delivered via facsimile or electronic mail later than 5:30 p.m. but prior to 11:59 p.m. Eastern time on such date, (3) the second business day following the date of mailing, if sent by nationally recognized overnight courier service, or (4) upon actual receipt by the party to whom such notice is required to be given, regardless of how sent.

B.           Lost or Mutilated Preferred Stock Certificate. Upon receipt of evidence reasonably satisfactory to the Corporation (an affidavit of the registered Holder will be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing shares of Series C Preferred Stock, and in the case of any such loss, theft or destruction upon receipt of indemnity reasonably satisfactory to the Corporation (provided that if the Holder is a financial institution or other institutional investor its own agreement will be satisfactory) or in the case of any such mutilation upon surrender of such certificate, the Corporation will, at its expense, execute and deliver in lieu of such certificate a new certificate of like kind representing the number of shares of such class represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate.

C.            Headings. The headings contained herein are for convenience only, do not constitute a part of this Certificate of Designations and will not be deemed to limit or affect any of the provisions hereof.

NOW THEREFORE BE IT RESOLVED, that the Designation is hereby approved, affirmed, confirmed, and ratified; and it is further

RESOLVED, that each officer of the Corporation be and hereby is authorized, empowered and directed to execute and deliver, in the name of and on behalf of the Corporation, any and all documents, and to perform any and all acts necessary to reflect the Board of Directors approval and ratification of the resolutions set forth above; and it is further

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RESOLVED, that in addition to and without limiting the foregoing, each officer of the Corporation and the Corporation’s attorney be and hereby is authorized to take, or cause to be taken, such further action, and to execute and deliver, or cause to be delivered, for and in the name and on behalf of the Corporation, all such instruments and documents as he may deem appropriate in order to effect the purpose or intent of the foregoing resolutions (as conclusively evidenced by the taking of such action or the execution and delivery of such instruments, as the case may be) and all action heretofore taken by such officer in connection with the subject of the foregoing recitals and resolutions be, and it hereby is approved, ratified and confirmed in all respects as the act and deed of the Corporation; and it is further

RESOLVED, that this Designation may be executed in several counterparts, each of which is an original; that it shall not be necessary in making proof of this Designation or any counterpart hereof to produce or account for any of the other.

[Remainder of page left intentionally blank. Signature page follows.]

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IN WITNESS WHEREOF, the Corporation has caused this “Amended and Restated Certificate of Designations of Preferences, Powers, Rights and Limitations of Series C Redeemable Convertible Preferred Stock” to be duly executed and approved this 8th day of July 2019.

By:	/s/ Louis G. Schott
Name: Louis G. Schott
Its: Interim CEO

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[Proxy Card]

CAMBER ENERGY, INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS SPECIAL MEETING OF STOCKHOLDERS – _______ [ ], 2020 AT 10:00 A.M. LOCAL TIME
CONTROL ID:
REQUEST ID:

The undersigned stockholder of CAMBER ENERGY, INC., a Nevada corporation (the “Company”), hereby acknowledges receipt of the Notice of Special Meeting of Stockholders and Proxy Statement of the Company, each dated on or around February [ ], 2020, and hereby appoints Louis G. Schott and Robert Schleizer (the “Proxies”) proxies and attorneys-in-fact, each with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Special Meeting of Stockholders of the Company, to be held on _________ [ ], 2020 at 10:00 A.M. central standard time at 1415 Louisiana, Suite 3500, Houston, Texas 77002 and at any adjournment or adjournments thereof, and to vote all shares of the Company that the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side, and all such other business as may properly come before the meeting. You hereby revoke all proxies previously given.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS
If you vote by phone, fax or internet, please DO NOT mail your proxy card.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
FAX:	Complete the reverse portion of this Proxy Card and Fax to 202-521-3464.
INTERNET:	https://www.iproxydirect.com/CEI
PHONE:	1-866-752-VOTE(8683)

SPECIAL MEETING OF THE STOCKHOLDERS OF CAMBER ENERGY, INC.			PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
Proposal 1		→	FOR	AGAINST	ABSTAIN
	The amendment to the Company’s Articles of Incorporation to increase the number of our authorized shares of common stock from 5,000,000 to 25,000,000		☐	☐	☐

Proposal 2		→	FOR	AGAINST	ABSTAIN

Approval of the issuance of such number of shares of common stock exceeding 19.99% of our outstanding common stock, issuable upon conversion of the 525 shares of Series C Preferred Stock, including shares issuable for dividends and conversion premiums thereon, sold pursuant to the February 2020 Purchase Agreement and to approve the terms of such February 2020 Purchase Agreement

			☐	☐	☐	CONTROL ID: REQUEST ID:
Proposal 3		→	FOR	AGAINST	ABSTAIN

To consider and vote upon a Proposal to authorize our Board, in its discretion, to adjourn the Special Meeting to another place, or a later date or dates, if necessary or appropriate, to solicit additional proxies in favor of the Proposals listed above at the time of the Special Meeting.

			☐	☐	☐
MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING: ☐

This Proxy, when properly executed will be voted as provided above, or if no contrary direction is indicated, it will be voted “For” Each of Proposals 1 through 3, and for all such other business as may properly come before the meeting in the sole determination of the Proxies.

MARK HERE FOR ADDRESS CHANGE ☐ New Address (if applicable):
____________________________
____________________________
____________________________

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ________________________, 2020

(Print Name of Stockholder and/or Joint Tenant)

(Signature of Stockholder)

(Second Signature if held jointly)